SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 1

to

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 12, 2012

Date of Report

(Date of Earliest Event Reported)

AMERI METRO, INC.

(Exact Name of Registrant as Specified in its Charter)

YELLOWWOOD ACQUISITION CORPORATION

(Former name of Registrant)

Delaware	000-54546	45-1877342
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

 3030 East Market Street

York, Pennsylvania 17402

(Address of Principal Executive Offices)

717-701 7726

(Registrant’s Telephone Number)

ITEM 2.01	Completion of Acquisition or Disposition of Assets

On June 12, 2012, Ameri Metro, Inc. (“Ameri Metro 2010"), a Delaware corporation, merged with Yellowwood Acquisition Corporation. As part of the merger, Yellowwood Acquisition Corporation, the surviving entity, changed its name to Ameri Metro, Inc. Yellowwood has an authorized capitalization of 1,000,000,000 shares of common stock and 20,000,000 shares of preferred. Prior to the Merger, Yellowwood had no ongoing business or operations and was established for the purpose of completing mergers and acquisitions with a target company, such as the former Ameri Metro (2010). Pursuant to the merger, all the outstanding shares of Ameri Metro 2010 common stock were exchanged for an aggregate of 12,667,421 shares of Yellowwood common stock on a pro rata basis in accordance with each holder's relative ownership of Ameri Metro 2010.

As a result of filing a Form 10 pursuant to the Securities Exchange Act of 1934, Yellowwood Acquisition Corporation is a reporting company with the Securities and Exchange Commission. The merger was effectuated as a statutory merger, and a certificate of merger was filed in the State of Delaware effecting the transaction. Hereinafter the term the "Company" or "Ameri Metro" refers to the entity existing as a result of the merger of Ameri Metro (2010) with Yellowwood, unless otherwise noted.

THE COMPANY–SUMMARY

The original Ameri Metro, Inc. prior to the merger (Ameri Metro 2010) was incorporated on April 13, 2010 in Delaware. with an authorized capitalization of 1,500 shares of common stock. On April 30, 2010, Ameri Metro (2010) amended its certificate of incorporation to authorize 100,000,000 shares of common stock with a par value of $.0001 per share and 20,000,000 shares of preferred stock with a par value of $.0001 per share. The Company, known as Yellowwood Acquisition Corporation prior to the merger, was incorporated on September 21, 2011 and has an authorized capitalization of 1,000,000,000 shares of common stock and 20,000,000 shares of preferred stock.

Ameri Metro 2010 was a development-stage company designed to engage in the development of efficient transportation systems, primarily high-speed rail networks for passenger and freight and the development of a certain toll road in the State of Alabama. As a result of the merger, the business plan of Ameri Metro 2010 became the business plan of the Company.

The Company is a development stage company and has no operating history and has experienced losses since its inception. The Company has received only minimal revenue from earlier consulting work. The Company’s independent auditors have issued a report questioning the Company’s ability to continue as a going concern. The Company intends to focus on high-speed rail for passenger and freight transportation and related and ancillary transportation businesses. The Company anticipates that it will provide various services for high-speed rail throughout the United States. The Company intends to secure manufacturing and technologies together with ancillary land development projects, sale of goods and services to government, civilian and commercial end users.

Since its incorporation, the Company has developed its business plan, appointed officers and directors, engaged initial project consultants and entered into negotiations and contracts for related and ancillary business. The Company is a development stage company in the process of developing proposals for high-speed rail service. The Company believes that the need, demand and usage of alternative transportation such as high speed rail are increasingly important as the United States adopts policies to attempt to reduce its dependency on fossil fuels, particularly the automobile.

THE BUSINESS

High Speed Rail Systems

In summary, the Company plans to develop and prepare comprehensive project proposals for the development of high speed rail systems in selected regional areas; and to provide for the issuance of bonds by the Company's affiliated nonprofit companies to finance such projects. The Company plans to prepare and present the high speed rail project proposal and proposed financing possibility as a complete package to the regional governing agencies.

First, the Company will locate a target area for high speed rail transportation. To do this the Company will look at such demographic factors as population distribution, other transportation alternatives, demand for such service, availability of prior-use rail beds, etc. The Company plans to locate regional areas that are good candidates for high-speed rail systems. Because the Company plans to prepare the project proposal utilizing existing and new railbeds, stations, and equipment the availability of such items will be considered.

To assist in locating potential target regional areas, the Company anticipates that it will use the services of Transportation Economics & Management Systems, Inc. ("TEMS"), an independent company with expertise in public transportation and high speed rail service, to provide the Company with a basis for prioritizing its options by identifying the most effective high-speed rail corridors and technologies for the Company to consider in its development of its high-speed rail development projects. The TEMS team consists of four renowned experts in high-speed rail technology and implementation with experience in providing such similar analysis of high-speed rail projects and related transportation systems to the Rocky Mountain Rail Authority, the Southeastern Minnesota Rail Alliance, Maine Department of Transportation, Florida Department of Transportation VIA Rail Canada, Massachusetts Bay Transportation Authority and myriad others. Using its extensive databases of the North American market for intercity high-speed rail, and its detailed expertise on the character of high-speed rail technology, TEMS will assess ten corridors for the Company and provide a qualitative technology assessment that will specify the advantages and disadvantages of each option. TEMS will rank the options and suggest the best combinations of corridor and technology. TEMS has recommended the Midwest as an initial target project area as the Midwest has several major urban hubs, has multi track lines already in place and a existing basic railroad infrastructure as a result of the City of Chicago developing as one of the largest railroad hubs and crossroads in the United States.

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Upon receipt of a recommendation from TEMS, the Company plans to analyze the recommended initial project regions and choose to develop, initially, the high-speed rail project for a region.

Second, the Company's business plan is to develop such project proposal for a regional high speed rail system by bringing together the resources, plans, financing, approvals and technology needed to implement such a high-speed rail project, including obtaining bids for work, projections for costs, availability of land, etc.

The Company intends to prepare a feasibility study of the target area and to locate potential contractors and manufacturers that would complete the work and that will provide cost estimates. Because high-speed rail travel is already in-place in much of Europe and Asia, the Company anticipates working with European companies to furnish the high-speed equipment, such as locomotives and passenger cars.

Thirdly, the Company analysis and review of the land availability for the proposed rail system will be undertaken. Consideration needs to be given to zoning laws, environmental impact, soil condition, etc. The Company anticipates that it will use local expertise in the regional area for this analysis. The Company also projects that the rail systems to be considered will be primarily over rural areas connecting urban areas and utilizing existing rail beds and rights-of-way so many of these issues will have already been addressed.

Fourth, the Company intends to assemble the proposed contract bids together with the supporting feasibility study, appraisals, cost/benefit analysis, TEMS study, transportation history and other data to create a complete regional project proposal. The Company will then present such project proposals to the municipalities (state or local) as a complete and finished project proposal.

The Company plans to work as project supervisor and coordinator.

Next, the Company will address financing the proposed project. The president of the Company (Shah Mathias) has created two nonprofits and is the principal of a third for use in issuing bonds to fund the proposed projects. Two of these nonprofits are specifically for use for financing high speed rail transportation systems, the third is specifically for use with the Alabama Toll Facility, discussed below.

The nonprofit statutes allow nonprofit corporations to issue bonds and the Company envisions that its related nonprofits will issue bonds to fund the projects and once the indebtedness is paid the project infrastructure can be turned over to a state or governing body having jurisdiction. The nonprofits created are:

Hi Speed Rail Facilities, Inc. (HSRF)

Hi Speed Rail Facilities Provider, Inc. (HSRFP)

Alabama Toll Facilities, Inc. (ATFI)

The board of directors of HSRF and HSRFP consist of the following individuals: Shah Mathias (founder and chief executive officer of the Company) Kirk Wilson, James Kingsborough, and Otto Banks. The board of directors of ATFI consists of Jack Garison and Jack Hopper. Shah Mathias earlier served on the ATFI board of directors but resigned from that position.

The Company envisions utilizing different bond offerings for different aspects of a project development. For instance, it may offer a bond offering for the acquisition of the land, some of which may already have existing rail beds or other of which may need to be constructed and engineered. It may offer a bond offering for the acquisition of equipment or for the purchase of raw materials. The Company envisions that each bond offering will be relatively specific in nature but all such bond offerings will be regulated by a master indenture agreement designed to provide the terms and structure, interest rates, and other basic information for any bond offering. The Company further envisions that after some period of years, probably about seven, it will offer a revenue bond that will consolidate the earlier bond offerings into one. At the appropriate time that a project proposal is ready to proceed, the Company intends to seek underwriters for the bond offering and to engage established financial organizations to serve as the trustee and/or asset manager of the bond offering.

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There is no assurance that if offered any of the Company's envisioned bond offerings will be effected or purchased or closed or that any funds will be raised through such offerings.

Finally, upon adoption of a proposed high-speed rail project and the obtaining financing (through floating a bond offering by the nonprofit entity or otherwise), the Company intends to act as the project manager and oversee the entire project including, not only the development, but also the continued operations of the high-speed rail project. The Company envisions it will also serve as the main central point for coordination of and between the municipalities, contractors, and operators of the project and, once established, the rail system.

In addition to high speed rail projects, the Company may also develop other selected transportation-related projects that promote efficient and improved transportation structures or plans. Funding for individual projects of the Company may occur from bond offerings organized through its related non-profit entities or entities affiliated with municipal and government agencies. Certain of these non-profit entities or organizations may themselves be affiliated with, or related to, the Company and assist, or work in conjunction with, the Company in securing contracts and funds to develop projects.

Hi Speed Rail Facilities, Inc.

In 2010, the Company entered into an agreement with HSRF (one of the Company's related nonprofit companies) for the purpose of construction of projects consisting of the financing, construction and operation of high speed rail and related projects across the United States. HSRF is designed to focus on the building of train tracks and stations. Pursuant to the agreement between the Company and HSRF, the Company will act as the agent and representative of HSRF to perform all required tasks and actions to develop and construct such projects. The Company anticipates that having this agreement in place and by having HSRF already organized will expedite the process of commencing a project once the Company designs and develops and secures or raises funds to commence a project.

Hi Speed Rail Facilities Provider, Inc.

In 2010, the Company entered into a written agreement with HSRFP(one of the Company's related nonprofit companies) for the purpose of construction of projects consisting of the financing, construction and operation of various high speed rail and related projects across the United States. Pursuant to such agreement between the Company and HSRFP, the Company was appointed as the agent and representative of HSRFP to perform all required tasks and actions to develop and construct such projects. HSRFP was organized to provide a vehicle to issue bonds and help secure infrastructure projects for the Company focusing on facilities ancillary to the high speed rail such as rail yards rail, rail assembly plants maintenance facilities. The Company anticipates that having this agreement in place and by having HSRF already organized will expedite the process of commencing a project once the Company designs and develops and secures or raises funds to commence a project.

Master Trust Indenture Agreement

On December 1, 2010, HSRF entered into a Master Trust Indenture agreement providing that HSRF serve as trustee for a bond offering of $15,000,000,000 of HSRF Revenue Bonds Series 2010. In April 2012 this Indenture was amended to reflect a Master Indenture of $20,000,000,000. The Company will act as developer for the project financed by the Hi Speed Indenture. The Master Trust Indenture provides the basic terms and conditions of any bond issuance such as use of an escrow agent, rights of bond holders, sale of bonds, etc. At the time that any bonds are to be issued, the Company will engage an asset manager and trustee for the indenture.

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Alabama Toll Road

The Company is working to develop a project to build a toll road in the State of Alabama. Ameri Metro 2010 was developing this project at the time of the merger. The planned toll road is designated as a 352 mile 4-lane road designed to be built from Orange Beach, Alabama to the Tennessee state line. Shah Mathias, the President of the Company, perceived a need for such a road that would connect various rural sections of Alabama to Tennessee and with its more urban areas and began working on its development in 2005.

As its first step, Mr. Mathias assisted in the creation of Alabama Toll Facilities, Inc. (ATFI) and helped to obtain its status a nonprofit corporation pursuant to Section 501(c)3 of the Internal Revenue Code. As a nonprofit corporation, ATFI is allowed to make bond offerings in order to finance the cost of acquisition and construction and equipping of the toll road project. Mr. Mathias was one of the directors of ATFI and has subsequently resinged his position.

In 2007, the toll road project was presented to the Alabama legislature which on June 7, 2007, adopted Act no. 2007-506 entitled "Expressing Support for the Alabama Toll Road Project". This Act stated that it recognized the need to utilize other financial resources to meet the needs of that highways and other infrastructure items such as that offered by ATFI. The Act urged approval of the bonds offered by ATFI as special revenue bonds with the project eventually vesting to the state upon retirement of the bonds. The Act further supports designating ATFI as the exclusive entity for creation and development of the toll road project.

As a second step, on September 23, 2009, Penndel Land Company (“Penndel”), a company wholly owned by Shah Mathias (the Company's President) entered into an agreement with ATFI by which Penndel was appointed as the agent and representative of ATFI to perform all required tasks and actions to develop and construct the toll road.

Thirdly, on December 1, 2010, the Company formed a wholly-owned subsidiary, Global Transportation & Infrastructure, Inc. ("GTI"). in the state of Delaware to provide development and construction services for the Alabama highway project and to include securing financing for the design, planning, engineering and related costs of construction.

In December 2010, Penndel assigned its agreements with ATFI GTI. As such the Company, through its subsidiary, GTI, has the development rights for such toll road. Under the terms of the agreement, GTI will provide development and construction services. GTI will also act as an agent and representative to take actions necessary to secure the first and future phases of the financing applicable to the design, planning, engineering and related soft and hard costs of the construction of a toll road in the state of Alabama and related activities.

Alabama Indenture Agreement

On December 1, 2010, ATFI entered into a Master Trust Indenture agreement with as HSRF Trustee, which has agreed to serve as the trustee for the bond offering of up to $7,000,000,000 of ATFI Revenue Bonds once it determines to effect such an offering if ever. The Alabama Indenture indicates that the developer for the project will be GTI. In April 2012 the Alabama Indenture was amended to reflect a Master Indenture of $20,000,000,000. The Master Agreement provides the basic terms and conditions of any bond issuance such as use of an escrow agent, rights of bond holders, sale of bonds, etc. At the time that any bonds are to be issued, the Company will engage an asset manager and trustee for the indenture.

Damar TruckDeck

The Company also plans to develop projects as opportunities are presented related or ancillary to the transportation or transportation-related fields. The Company entered into a contract for the acquisition of the patents, rights, titles, and business of Damar Corporation LLC, the inventor, developer and manufacturer of Damar TruckDeck. (See www.damartruckdeck.com). The Damar Corporation was incorporated in 2007 to develop, manufacture and market the truck deck component invented and developed by its owner. The Damar Corporation has filed a patent application covering its truck deck system. The Damar TruckDeck is a flexible truck deck storage and organization system that with an integrated frame allowing the cargo deck to be used as a hauling surface. The system has many configurations to fit a wide variety of uses (hunting, construction, moving, hauling, etc.) in various truck deck sizes. The Damar TruckDeck primarily consists of lockable repositionable storage units.

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The advantages of the Damar TruckDeck system are as follows:

1. Organize gear in removable containers with the DAMAR Load-N-Go™ containers, easily converting a truck's usage by quickly swapping containers. 2. Protect items in lockable hatches. Lockable, repositionable hatches protect items in the Load-N-Go™ containers from theft and weather while a rear hatch allows the full length of the bed to be used for securing longer materials.

3. Keep ability to haul large items. The recessed CargoDeck surface is built to support and haul large materials and equipment, and by maintaining some bed wall height there is no need to strap items down.

4. Can be installed or removed in minutes by one person with no tools and no drilling. The Damar Corporation has entered into contracts for sale of its Damar TruckDeck with Lowe's, The Home Depot, Advanced Auto Parts, Sam's Club, Costco and Meyer Distributing.

The Company shall receive all rights and title to the patents, the TruckDeck system, and all related assets, for a purchase price of:

1. $750,000 payable as $500,000 cash and the remaining $250,000 payable in the form of Shares of the Company's common stock; and

2. Royalty payments equal to $2.50 for each unit sold from items arising from the patent, including the Damar TruckDeck, for a period of five years.

After such five years, the parties will renegotiate the terms of the agreement. If no agreement can be reached, then the parties agree to extend the royalty payments for one addition year after which time all royalty payments will terminate.

3. The cash payment portion of the purchase price is payable within 90 days of the successful completion of the registration as a publicly traded company pursuant to the Securities Act of 1933.

The Company cannot effect this agreement until its raises the funds necessary to the acquisition of such assets as listed in the agreement.

The Market

The Company believes that the United States suffers from an overburdened transportation infrastructure and that a fundamental overhaul of the national transportation structure is needed. The Company anticipates that it will be able to assist in this “fundamental overhaul” by providing both the hands-on expertise and investment resources to establish an intermodal grid comprised of transportation and support services extending to urban and outlying areas alike. The Company will largely focus on projects related to high speed rail, but will also concentrate its efforts on other transportation projects that improve transportation infrastructure.

The Company believes that there is a compelling need to revitalize America’s transportation infrastructure. As all levels of government are facing increasing economic crisis, the Company anticipates that such revitalization will be the result of public-private partnerships and alliances to create the basis for developing such an infrastructure. Organizations, such as the Company, are accordingly poised to play a significant role in the redevelopment and improvement of the nation’s transportation infrastructure.

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The Company believes that the transportation infrastructure crisis facing America is two-fold. In the first instance, the existing infrastructure lacks modernity and has rendered the same incapable of meeting the nation’s transportation needs. In the second instance, the funding to address this problem is currently beyond the reach of the federal, state, regional, and municipal governments.

The 2009 David R. Goode National Transportation Policy Conference held at the Miller Center of Public Affairs at the University of Virginia, outlined the compelling need to revitalize America’s transportation infrastructure and recommended that “Public private partnerships need to emerge from the laboratory of pilot programs to play a much larger role as a core element of America’s transport investment strategy.” Organizations, such as the Company, are accordingly poised to play a significant role in the redevelopment and improvement of the nation’s transportation infrastructure. The same transportation conference also noted that, “Lacking a coherent vision for our transportation future and chronically short of resources, we defer new investments, fail to plan, and allow existing systems to fall into disrepair. This shortsightedness and under investment—at the planning level and on our nation’s roads, rails, airports and waterways—costs the country dearly. It compromises our productivity and ability to compete internationally; transportation users pay for the system’s inefficiencies in lost time, money and safety. Rural areas are cut off from economic opportunities and even urbanites suffer from inadequate public transportation options. Meanwhile, transportation-related pollution exacts a heavy toll on our environment and public health.”

Furthermore, the conference report was equally insistent on the need for private sector funding. In “Recommendation 8: Connecting the Dots,” the cochairs wrote: “Resolving the controversy over private equity contributions to the transport system is essential to meet the nation’s pressing transportation challenges, as is recognizing the appropriate role of public-private partnerships (PPPs) in taking on those challenges.” They added, “PPPs need to emerge from the laboratory of pilot programs to play a much larger role as a core element of America’s transport investment strategy.”

To resolve this crisis will require a massive infusion of capital. The National Surface Transportation Infrastructure Financing Commission, in its 2009 report Paying Our Way estimates the total shortfall between what is required and what is available, at all levels of government, just for maintaining the current system range from $134 billion to $194 billion per year for the period 2008 to 2035. If the goal is to improve existing transportation systems, the shortfall is even larger: $189–$262 billion per year over the same time period.

The main problem is that the funds to either maintain or improve existing transportation systems are simply not available from traditional sources. Taxpayers at all levels of government are loath to support any tax increases for infrastructure projects. New transportation systems are frequently discussed at all levels of government but the public funding for implementing such plans is usually non-existent.

Entry of the Company into the Market

The Company anticipates that it can offer a comprehensive, intermodal approach to resolving the nation’s transportation crisis. And it proposes doing so without the necessity of the government increasing taxes at any level, or in any manner. In short, the Company suggests replacing pubic financing with private funding.

The primary competitive barrier most companies face in attempting to impact the nation’s infrastructure crisis is that they approach the overall problem in disparate segments. For example, one provider proposes building railroad cars, while another proposes laying tracks. A third is interested in depots, while a fourth focuses on accommodations. None bring a comprehensive plan for full-funding to the mix. On the other hand, the Company takes an intermodal approach to providing seamless service with a scale of economy. The high-speed rail plan will utilize existing rail rights-of-way to connect several metropolitan areas and states serving expanding populations.

The Company also foresees pursuing joint ventures with other industries related to the transportation industry. For example, it is currently finalizing an arrangement with a major manufacturer of certain materials used in the construction of highways and other transportation systems. The discussions contemplate a two-fold transaction by which the Company would initially buy the manufacturing plant and then subsequently purchase the remaining non-cash assets of the company.

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Competition

The Company may face significant competition from other companies that may be developing high speed rail passenger and freight transportation systems. As this industry is not well developed in the United States to date, such competition that may exist is primarily in the development and planning stages. The Company will, however, face competition in the allocation of monetary resources from governmental agencies, at the local, regional, state and federal levels. The Company believes that government agencies will strongly endorse its proposed plan for high-speed regional rail systems, but believes that, given the economic environment, there may be few or no funds available for such development.

Nevertheless, it appears that significant competition generally exists in the industry, from private organizations or government agencies and entities. On the heels of the Department of Transportation’s recent request for high-speed rail proposals, its Federal Railroad Administration received 132 applications from 32 states totaling $8.8 billion. That was more than three times the $2.4 billion available. During the first round of awards in the fall of 2009, applicants submitted more than $55 billion in project proposals. That was nearly six times the initial $8 billion available from the American Recovery and Reinvestment Act. So overwhelming has the response been that Transportation Secretary LaHood observed at the time, that, “Demand for high-speed rail dollars is intense and it demonstrates just how important this historic initiative is. States understand that high-speed rail represents a unique opportunity to create jobs, revitalize our manufacturing base, spur economic development and provide people with an environmentally friendly transportation option.”.

THE COMPANY

Jumpstart Our Business Startups Act

In April, 2012, the Jumpstart Our Business Startups Act ("JOBS Act") was enacted into law. The JOBS Act provides, among other things: Exemptions for emerging growth companies from certain financial disclosure and governance requirements for up to five years and provides a new form of financing to small companies; Amendments to certain provisions of the federal securities laws to simplify the sale of securities and increase the threshold number of record holders required to trigger the reporting requirements of the Securities Exchange Act of 1934; Relaxation of the general solicitation and general advertising prohibition for Rule 506 offerings; Adoption of a new exemption for public offerings of securities in amounts not exceeding $50 million; and Exemption from registration by a non-reporting company offers and sales of securities of up to $1,000,000 that comply with rules to be adopted by the SEC pursuant to Section 4(6) of the Securities Act and such sales are exempt from state law registration, documentation or offering requirements. In general, under the JOBS Act a company is an emerging growth company if its initial public offering ("IPO") of common equity securities was effected after December 8, 2011 and the company had less than $1 billion of total annual gross revenues during its last completed fiscal year. A company will not longer qualify as an emerging growth company after the earliest of

(i) the completion of the fiscal year in which the company has total annual gross revenues of $1 billion or more,

(ii) the completion of the fiscal year of the fifth anniversary of the company's IPO;

(iii) the company's issuance of more than $1 billion in nonconvertible debt in the prior three-year period; or

(iv) the company becoming a "larger accelerated filer" as defined under the Securities Exchange Act of 1934.

The Company meets the definition of an emerging growth company will be affected by some of the changes provided in the JOBS Act and certain of the new exemptions. The JOBS Act provides additional new guidelines and exemptions for non-reporting companies and for non-public offerings. Those exemptions that impact the Company are discussed below. Financial Disclosure. The financial disclosure in a registration statement filed by an emerging growth company pursuant to the Securities Act of 1933 will differ from registration statements filed by other companies as follows:

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(i) audited financial statements required for only two fiscal years;

(ii) selected financial data required for only the fiscal years that were audited;

(iii) executive compensation only needs to be presented in the limited format now required for smaller reporting companies. (A smaller reporting company is one with a public float of less than $75 million as of the last day of its most recently completed second fiscal quarter)

However, the requirements for financial disclosure provided by Regulation S-K promulgated by the Rules and Regulations of the SEC already provide certain of these exemptions for smaller reporting companies. The Company is a smaller reporting company.

Currently a smaller reporting company is not required to file as part of its registration statement selected financial data and only needs audited financial statements for its two most current fiscal years and no tabular disclosure of contractual obligations.

The JOBS Act also exempts the Company's independent registered public accounting firm from complying with any rules adopted by the Public Company Accounting Oversight Board ("PCAOB") after the date of the JOBS Act's enactment, except as otherwise required by SEC rule.

The JOS Act also exempts an emerging growth company from any requirement adopted by the PCAOB for mandatory rotation of the Company's accounting firm or for a supplemental auditor report about the audit.

Internal Control Attestation. The JOBS Act also provides an exemption from the requirement of the Company's independent registered public accounting firm to file a report on the Company's internal control over financial reporting, although management of the Company is still required to file its report on the adequacy of the Company's internal control over financial reporting.

Section 102(a) of the JOBS Act goes on to exempt emerging growth companies from the requirements in 1934 Act § 14A(e) for companies with a class of securities registered under the 1934 Act to hold shareholder votes for executive compensation and golden parachutes.

Other Items of the JOBS Act. The JOBS Act also provides that an emerging growth company can communicate with potential investors that are qualified institutional buyers or institutions that are accredited to determine interest in a contemplated offering either prior to or after the date of filing the respective registration statement. The Act also permits research reports by a broker or dealer about an emerging growth company regardless if such report provides sufficient information for an investment decision. In addition the JOBS Act precludes the SEC and FINRA from adopting certain restrictive rules or regulations regarding brokers, dealers and potential investors, communications with management and distribution of a research reports on the emerging growth company IPO.

Section 106 of the JOBS Act permits emerging growth companies to submit 1933 Act registration statements on a confidential basis provided that the registration statement and all amendments are publicly filed at least 21 days before the issuer conducts any road show. This is intended to allow the emerging growth company to explore the IPO option without disclosing to the market the fact that it is seeking to go public or disclosing the information contained in its registration statement until the company is ready to conduct a road show.

Election to Opt Out of Transition Period. Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a 1933 Act registration statement declared effective or do not have a class of securities registered under the 1934 Act) are required to comply with the new or revised financial accounting standard.

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The JOBS Act provides a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. The Company has elected not to opt out of the transition period.

Private Placement

From August, 2011 to December 2011, the Company privately issued for cash or for services, pursuant to an exemption from registration under Rule 506 of Regulation D of the Rules and Regulations of the Securities and Exchange Commission, as a transaction by an issuer not involving any public offering, 500,000 shares of its common stock to approximately 77 shareholders, 16 of whom are accredited investors, for an aggregate cash price of $98,650.

Loans

The Company currently has no loans outstanding as of the date hereof. The Company's accountants have registered the credit of the payment discussed below of $100,000 to Tiber Creek Corporation as a loan to the Company by Penndel. This related party loan has been repaid by the issuance of stock to Penndel.

Agreement with Tiber Creek Corporation

On October 31, 2007, Penndel Land Company, Inc., an affiliated company with Ameri Metro through the common ownership of its President, entered into an agreement with Tiber Creek Corporation (“Tiber Creek”) whereby Tiber Creek would provide consulting and other services. In 2010, the Company entered an agreement with Tiber Creek Corporation to provide assistance in effecting transactions for the Company to become a public company, including causing the preparation of a private placement offering document, the preparation and filing a registration statement with the Securities and Exchange Commission, assistance with applicable state blue sky requirements, advise and assistance on listing its securities on a trading exchange, assistance in establishing and maintaining relationships with market makers and broker-dealers and assistance in other transactions, marketing and corporate structure activities. available at that time. Fees paid by Penndel to Tiber Creek were credited by Tiber Creek to the payment of its fees under the contract of $100,000.

Marketing Strategy

The Company has conducted limited advertising and marketing to date as the primary focus of the Company since inception has been to develop, refine and ready its projects. The Company has, however, given substantial attention to constructing the marketing strategy and plans that it will use once it begins it to implement one of its transportation systems.

A major challenge facing the Company is finding and using cost-effective, efficient marketing strategies and tactics to commercialize its projects and raise interest and awareness of its design ideas. As a developing company, the Company has limited resources and can only devote a certain amount of expenditure to marketing and advertising services.

Marketing Plan

The marketing plan of the Company is to enter local markets in an organized manner so as to concentrate efforts to build brand awareness and visibility for the Company’s projects. The Company’s belief is that the Company will be best served by focusing its efforts on penetrating particular market segments rather than attempting to reach a wide array of projects in varying geographic areas. The overall marketing plan consists of an approach to reach key decision-makers for large transportation-related projects.

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Long-Range Ideas and RelatedCompanies

In addition to the nonprofit companies discussed earlier, Shah Mathias, the CEO of the Company, has developed long-range ideas and plans to develop currently undeveloped areas through which the planned Alabama toll road will traverse. These plans include the development of an airport, sea shipping port and a high speed rail line. Mr. Mathias has established a series of corporations which although not subsidiaries of the Company are related companies as they are all under common control of Mr. Mathias. Mr. Mathias has established these companies to basically serve as subcontractors for the operations of the planned transportation systems.

None of these companies has any operations or any revenues. Mr. Mathias (as president of each of these companies) has executed contracts between several of these companies and the Company. In each of these companies, Shah Mathias is the president and chief executive officer. No other officers nor directors exist in any of these related companies. The Company owns 25% of each of the companies with the remaining ownership held directly or indirectly by Mr. Mathias.

1) HSR Freight line, Inc. Designed to handle all services for use of track time and trains for freight and freight forwarding services.

2) HSR Passenger Services, Inc. Designed to handle rail ticketing booking, reservations, and food services.

3) HSR Technologies, Inc. Designed to handle all building of suites and manufacturing of trains and rail tracks and provide fiber optics, telecommunications, and related technologies services.

4) HSR Logistics, Inc. Designed to handle all purchasing functions.

5) KSJM International Airport, Inc. Designed to eventually create an airport facility in inland Alabama

6) Port Of Ostia, Inc. Designed to handle all air cargo if and when an airport facility is created.

7) Port of De Claudius, Inc. Designed to handle sea container and port operations.

8) AMERI Cement, Inc. Designed to handle cement needs for building Alabama toll road.

9) Lord Chauffeurs LTD: Designed to operate all passenger ground transportation.

10) Atlantic Energy & Utility Products, Inc. Designed to provide utility and maintenance service to above entities.

11) Penn Insurance Services LLC. Designed to provide insurance service to above entities.

12) Cape Horn Abstracting, Co. Designed to land title examination services.

13) Eastern Development & Design, Inc.  Designed to provide all civil engineering and architectural service.

14) Slater & West, Inc. Designed to handle contract administration services and work force H R matters.

15) Malibu Homes, Inc. Designed to establish residential home building services.

16) Platinum Media, Inc. Designed to provide all media related services.

Revenues from Operations

Since its inception, the Company has focused its efforts on project development and has devoted little attention or resources to sales and marketing. Accordingly, the Company has had very limited revenues to date and has not sold any of its projects to third parties. In order to succeed, the Company needs to develop a strategy and execution plan to successfully develop and sell its high-speed rail design systems to local and regional municipalities.

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Employees

In addition to the Chief Executive Officer, the Company has one paid administrative employee and approximately thirteen other persons who are working on behalf of the Company to assist in the development of its initial high-speed rail project. None of these people currently receive salaries or other compensation and no salaries have been accrued. The Company has issued stock to these people for their consulting and professional services. At the time the Company becomes a public company, the Company will hire these people as employee. Only Mr. Mathias is employed by the Company in a full-time capacity.

Property

The Company’s offices are located at 3030 East Market Street, York, Pennsylvania 17402. Its telephone number is (717) 701-7726. The Company has moved into these offices commencing the first of September, 2012. The lease at its prior location was canceled without penalty. The current lease is a month-to-month lease for $500 per month.

Subsidiaries

The Company has one subsidiary, Global Transportation & Infrastructure Inc. ("GTI") incorporated in the state of Delaware. GTI is a wholly owned subsidiary of the Company. The Company owns 25% of each of the companies listed in the section "Related Companies".

Summary Financial Information

The statements of operations data and the balance sheet data for the year ended July 31, 2011 and the period ended April 30, 2012 are extracted from the financial statements included elsewhere in this prospectus.

		For the Period from April 13,
	Nine months ended	2010 (Inception) to
	April 30, 2012	April 30, 2012
Statement of operations data
Revenue	$-	$38,811
Total operating expenses	26,178	293,993
Loss from operations	(26,178)	(255,182)
Total other income (expense)	(213,667)	(862,970)
Net (loss) income	$(239,845)	(1,118,152)
Weighted average number of shares outstanding, weighted and diluted	11,066,732

	For the	For the
	Period ended	Year ended
	April 30, 2012	July 31, 2011
Balance sheet data
Total current assets	$3,353	$1,907
Other assets	4,379,324	4,085,320
Total assets	4,383,557	4,087,227
Total liabilities	158,457	158,457
Additional paid in capital	5,388,993	5,276,794
Deficit accumulated during the development stage	(1,118,152)	(1,349,137)
Total stockholders’ equity	$4,225,100	$3,928,770

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MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION

AND RESULTS OF OPERATIONS

The Company is a development stage company. As of April 30, 2012, the Company has only generated $38,811 in revenue from earlier consulting work and has incurred net operating losses of $255,182 since April 13, 2010 (Inception) and accumulated deficit during development stage of $1,118,152.

The Company has received its operating funds from the sale of its securities.

Going Concern

The Company’s auditors have issued a report questioning the Company’s ability to continue as a going concern without the influx of additional capital. The Company will need to raise capital to allow it to develop the Alabama Toll Road project as well as the further develop the high-speed rail project.

Alternative Financial Planning

The Company has no alternative financial plans. If the Company is not able to successfully raise monies in this offering, or otherwise obtain or raise funding, the Company’s ability to survive as a going-concern and implement any part of its business plan or strategy will be severely jeopardized.

Critical Accounting Policies

The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of these financial statements requires making estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities. The estimates are based on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis of making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions.

The Company believes that the following critical accounting policies, among others, affect its more significant judgments and estimates used in the preparation of its financial statements:

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue recognition

The Company does not currently have any issues with respect to revenue recognition policies, and does in all material respects, comply with generally accepted accounting principles.

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Share-based payments

The Company may issue shares of common stock to employees and non-employees for services. Stock-based compensation is measured at the grant date, based on the fair value of the award, and is recognized as expense over the requisite service period.

The Company will estimate the fair value of stock options and warrants using the Black-Scholes option-pricing model, which was developed for use in estimating the fair value of options that have no vesting restrictions and are fully transferable. This model requires the input of subjective assumptions, including the expected price volatility of the underlying stock and the expected life of stock options. Projected data related to the expected volatility of stock options is based on the average volatility of the trading prices of comparable companies and the expected life of stock options is based upon the average term and vesting schedules of the options. Changes in these subjective assumptions can materially affect the fair value of the estimate, and therefore the existing valuation models do not provide a precise measure of the fair value of our stock options and warrants.

The Company will estimate the fair value of shares of common stock issued for services based on the price of shares of the Company’s common stock sold in contemporaneous private placements of offerings on the date shares are granted.

Recent Accounting Pronouncements

No recent accounting pronouncements or policies were issued.

Loans

The payment by Penndel to Tiber Creek Corporation of $100,000 which was subsequently credited to the the Company has been repaid in full with the issuance of shares of common stock.

Discussion for the Year ended July 31, 2011

Total assets of the Company increased from $1,494,098 for the year ended July 31, 2010 to $4,087,227 for the year ended July 31, 2011. This increase was due to the acquisition of a mortgage receivable that was assigned to the Company by a partnership controlled by the Company's president (Jewell Real Estate Limited Partnership). That partnership sold a tract of undeveloped real property located in Pennsylvania for approximately $16 million which was paid partly in cash and partly by a mortgage secured by the property and held by the partnership in the amount of $3,723,353. On September 3, 2010, the partnership assigned that mortgage to the Company in exchange for 120,000 shares of the Company's common stock and $700. The mortgage bears interest at 10.5% and comes due in January 2013. If parcels of the tract are sold prior to that date installments payments will become due according to a schedule. Interest income accrued for the year ended July 31, 2011 was $343,824.

In addition, for the year ended July 31, 2011, the Company removed from its balance sheet the $1,494,077 from the balance sheet for the year ended July 31, 2010 which was the value of certain land held by the Company of 50 acres of property in Cumberland County, Pennsylvania. Penndel Land Development Co. (a company controlled by the Company's president) held the mortgage to that property and assigned it to the Company in 2010. The Company took the deed to that property when the non-related third party borrower defaulted on the mortgage. The owner of the property had used that property as security for another loan on which it defaulted and that lender foreclosed on the property and took title to the property through a Sheriffs Deed. As a result of the foreclosure and issuance of Sheriff's Deed, the Company removed the value of the land and accrued real estate taxes from its balance sheet for the year ended July 31, 2011. The Company believes that notice and redemption was improper and that the foreclosure and issuance of Sheriff's Deed erroneous.

The Company recorded additional paid in capital of $5,399,993 which consists of $3,722,641 from the common shares issued to Jewell Real Estate Limited Partnership in exchange for the assignment of the mortgage and $1,510,419 for the common shares issued to Penndel to pay off the mortgage plus accrued interest.

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The Company incurred a net loss of $90,920 for the period ended July 31, 2010, with general and administrative expenses of $979 and total operating expenses of $77,174 for such period. The Company received no revenue in such period.

Mr. Shah Mathias, as chief executive officer of the Company, has received no salary to date, and will not receive any salary until the effective date of this offering..

General and administrative expenses for the period from inception (April 2010) through July 31, 2010 were $979. The Company incurred total operating expenses of $77,174 during such period.

Liquidity. The Company received little to no monies from the private sale of its stock in the period ended July 31, 2011. The Company has no continuous methods of generating cash.

Capital Resources. The Company did not incur any capital expenditures other than the purchase of office supplies and computer equipment.

Results of Operations. The Company completed no sales and received no revenues since inception other than from the sale of its securities.. The Company does not anticipate that it will generate revenue sufficient to cover its operating expenses until the close of this offering and the development of its business plan.

Discussion for the three-month Period Ended April 30, 2012

The Company has only received minimal revenues of $34,238 for for the nine-month period ended April 30, 2012 for consulting work. The Company received no revenues for the three month period ended April 30, 2012.

Total assets and total liabilities for the period ending April 30, 2012 and July 31, 2011 remanded relatively consistent with assets of $4,383,557 and $4,087,227 respectively and liabilities of $4,225,100 and $3,928,770 respectively.

The Company has negative working capital and has incurred losses since inception. The Company's accountants have issued a note in their financial statements that the ability of the Company to continue as a going concern is dependent on the Company generating cash from the sale of its common stock and/or obtaining debt financing and attaining future profitable operations. The accountants determined that these facators create substantial doubt about the Company's ability to continue as a going concern.

MANAGEMENT

The following table sets forth information regarding the members of the Company’s board of directors and its executive officers:

			Date Term
Name	Age	Position	Commenced

Shah Mathias	53	Director, Chief Executive Officer	June 12, 2012
James Becker	53	Director, President	June 12, 2012
Steve Trout	56	Director, Secretary/Treasurer	June 12, 2012
Naresh Mirchandani	45	Director	June 12, 2012
Shahjahan C. Mathias	46	Director	June 12, 2012
Donald E. (“Nick”) Williams, Jr.	56	Director	June 12, 2012
Sohual Matthias	54	Director	June 12, 2012

Messrs. Mathias, Becker, Trout, Mirchandani, Williams and Matthias each received 100,000 shares of stock for their service to the Company.

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Shah Mathias, Chief Executive Officer and Director. Mr. Mathias has an extensive background in real estate and property development. Beginning in 1988, Mr. Mathias commenced his career in real estate with the personal acquisition and like-kind exchange sales of investment property. In 1992, Mr. Mathias started a mortgage-banking corporation underwriting loans under his own name and selling such loans on the open market. By 2000, Mr. Mathias’ company had underwritten more than $1 billion in loans. In 2002, Mr. Mathias started Penndel Land Co., a real estate company which now has substantial assets and property. Mr. Mathias received his education at Penn State Institute of Technology.

James Becker, President and a director. Mr. Becker is an experienced entrepreneur in the Pennsylvania area. In 1990, Mr. Becker purchased a partnership in a family style restaurant and in 1992 bought out his partner and added additional seating capacity. In 1997, he purchased a second restaurant and later sold both. In 2004, Mr. Becker became Vice President of Sales for Yorktowne Casket Company, a 14 state independent casket distributor company, where he managed the 34 sales representatives and oversaw its continued sales force. In 2007, Yorktowne Casket was sold to Matthews International. Mr. Becker currently serves as a Regional Sales Manager for Matthews International where he manages an eight member sales force and personal accounts totaling $21 million in annual sales. Mr. Becker begins his business knowledge and financial and personnel management skills to the Company.

Steve Trout, Secretary/Treasurer and a director. Mr. Trout has extensive experience in sales and marketing. Since 1997, he has handled all inside sales for Military and Commercial Fasteners Corporation, York, Pennsylvania. Prior to his employment with that company, Mr. Trout served as sales representative to several companies including MetLife and Dauphin Electric Supplies Co., both in Pennsylvania. Through his career Mr. Trout, has held account responsibility for over one hundred industrial accounts and increased sales to assigned industrial accounts substantially; prospected for and added new accounts and planned sales strategies for target accounts. Mr. Trout served as vice-chairman of Customer Service Committee, evaluated suggestions from coworkers and customers, created customer service survey and conducted interviews, compiled survey results and presented proposed improvements to company management. Mr. Trout received his M.B.A. degree from Syracuse University and his Bachelor of Business Administration from Pennsylvania State University. Mr. Trout's business education and business experience provide the Company with a depth of expertise and business skills.

Naresh Mirchandani, Chief Financial Officer and a director. Mr. Mirchandani has more than 20 years experience in high volume financial administration and negotiations with a particular expertise in the areas of commercial and residential mortgage financing, mergers and acquisitions, tax abatement, budgetary planning and management, and government loan negotiation. As corporate controller for a domestic and offshore marketing firm, Mr. Mirchandani oversaw a budget of more than $180 million annually. Mr. Mirchandari was commissioned by the United States Bankruptcy Court Trustee’s office to successfully develop a case against MCI, Inc., which the telecommunications giant was forced to settle for more than $7.5 million. For the past five years, Mr. Mirchandani has been a self employed consultant in mortgage banking and insurance products and services. A graduate with honors from India’s University of Bombay, Mr. Mirchandani also has a Masters of Business Administration from the Duke University Fuqua School of Business. Mr. Mirchandani brings to the Company a financial and accounting expertise as well as experience in government regulation and land development.

Shahjahan C. ("Chuck") Mathias, Executive Vice President and a director. Mr. Chuck Mathias is a recognized authority in the marketing of electrical utility power backup systems, with a long history of working with nuclear power generation facilities, communications companies, large data centers and manufacturers of Uninterruptible Power Systems (UPS). Currently the Director of OEM Sales for C&D Technologies, he is responsible for having secured a $27 million contract with the government for the Minuteman Missile Launch System and increasing sales from $69 million to $83 million in a single 15-month period. In his earlier position as Utility Marketing Manager for Exide Corporation/EnerSys, Mr. Mathias was the Team Leader supporting government contract interface with the Air Force and the FAA. For the past five years, Mr. Mathias has worked in the sale and marketing design for power back up systems on an as needed basis. Mr. Chuck Mathias is the brother of Shah Mathias, CEO of the Company. Mr. Mathias brings to the Company is knowledgeable and experienced with procuring government contracts, developing business strategies and working on complex and detailed projects.

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Donald E. (“Nick”) Williams, Jr., a director. Nick Mr. Williams has over 30 years experience in Radiological Engineering, Environmental Safety and Health, Physics and Hazardous Material Management for both government and private industry in the U.S. and internationally. Mr. Williams holds a Bachelor of Science degree in biology from Providence College and an Masters of Science degree in Radiological Sciences from the University of Massachusetts-Lowell. Over the first 10 years of his career in the nuclear industry, Mr. Williams’ work was centered in the areas of power reactor construction, operation, and maintenance. Over the last 20 years, his focus has turned to decommissioning major power reactors and nuclear weapons complex facilities in the United States and abroad. These tasks involved the safe handling, packaging, and disposal of large quantities of radioactive and hazardous materials in accordance with stringent U.S. and international standards to ensure public and workforce safety. Mr. Williams has been a consultant to many utility companies (e.g. Exelon, Pacific Gas & Electric, British Nuclear), architect-engineers (e.g. Shaw, Westinghouse, CH2MHill), and government agencies (DOE, DOD). He was the owner of a private nuclear consulting firm with over 130 employees for 10 years, and currently holds the position of Director of Radiological Engineering for a large western U.S. company. Mr. Williams provides the Company with a strong background in regulatory compliance, government contracts and public health and safety. Mr. Williams will be instrumental in assisting in the development of the railroad and highway projects and dealing with environmental and waste issues.

Suhail Matthias, a director. Mr. Matthias is the founder and CEO of Diamond Carriages, Ltd., a chauffeuring company which he started with a single taxi in 2002 and has developed into a limousine services in Central London’s lucrative chauffeur circuit. Diamond Carriages is now listed among the top five limousine services by the popular United Kingdom reference site Zettai. The directors will serve until the annual meeting of the shareholders and until their respective successors have been elected and qualified or until death, resignation, removal or disqualification. The Company’s by-laws provide that the number of directors to serve on the Board of Directors may be established, from time to time, by action of the Board of Directors. The number of directors to compose the Company’s Board of Directors shall be no less than one director and no greater than eight directors. Directors do not receive any compensation for their service. Directors may be shareholders of the Company. Vacancies in the existing Board are filled by a majority vote of the remaining directors on the Board. The Company’s executive officers are appointed by and serve at the discretion of the Board. Mr. Suhail Mathias brings to the Company a strong business background in international public transportation and regulatory compliance. Mr. Suhail Matthias is the cousin of Shah Mathias, the CEO of the Company.

None of the officers or directors of the Company has been a party to a bankruptcy petition, was convicted in a criminal proceeding or named in a pending criminal proceeding, nor has been temporarily or permanently enjoined from engaging in any type of business activity, including any securities related business.

Director Independence

Pursuant to Rule 4200 of The NASDAQ Stock Market one of the definitions of an independent director is a person other than an executive officer or employee of a company. The Company's board of directors has reviewed the materiality of any relationship that each of the directors has with the Company, either directly or indirectly. Based on this review, the board has determined that Nick Williams is an independent director.

Committees and Terms

The Board of Directors (the “Board”) has not established any committees. The Company will notify its shareholders for an annual shareholder meeting and that they may present proposals for inclusion in the Company’s proxy statement to be mailed in connection with any such annual meeting; such proposals must be received by the Company at least 90 days prior to the meeting. No other specific policy has been adopted in regard to the inclusion of shareholder nominations to the Board of Directors.

Legal Proceedings

There are currently no pending, threatened or actual legal proceedings in which the Company is a party.

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EXECUTIVE COMPENSATION

Summary Compensation Table

No salaries or accrued compensation has been paid. There is no accrued compensation that is due to any member of the Company’s management. No executive officer has received cash compensation in excess of $100,000 in the Company's fiscal year.

Anticipated Officer and Director Remuneration

The Company has not paid any compensation to any officer. The Company intends to pay annual salaries to all its officers and will pay an annual stipend to its directors as soon as possible. The Company anticipates that it will compensate its officers at such time, if ever, that it becomes a pubicly trading company. The Company anticipates that the Chief Executive Officer will receive compensation in cash and stock to equal $1,200,000 and the other key executive officers, including president, chief financial officer and secretary/treasurer compensation equal to $350,000 per annum.

The Company issues stock to the directors for their service to the Company. Although not presently offered, the Company anticipates that its officers and directors will be provided with a group health, vision and dental insurance program. The Company also plans to compensate directors at $150,000 per annum, except independent directors which will receive compensation of $120,000 per annum.

YEAR: 2011						Nonqualified
					Nonequity	Deferred	All
					Incentive	Compen-	Other
			Stock	Option	Plan	sation	Compen-
Name/Position	Salary	Bonus	Awards	Awards	Compensation	Earnings	sation	Total

Shah Mathias	$0	$0	10,000,000	0	0	0	0	10,000,000
CEO
James Becker			100,000					100,000
President
Steve Trout			100,000					100,000
Secretary/Treasurer

Shah Mathias will receive 10% of the face value of all revenue contracts entered into by the Company.

Employment Agreements

The Company has not entered into any employment agreements with any officers and key personnel.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of the date of this prospectus regarding the beneficial ownership of the Company’s common stock by each of its executive officers and directors, individually and as a group and by each person who beneficially owns in excess of five percent of the common stock after giving effect to any exercise of warrants or options held by that person.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Steve Trout, Secretary/Treasurer and a director, is the brother-in-law of Shah Mathias, the Chief Executive Officer of the Company. Shahjahan Mathias is the brother, and Sohual Matthias is the cousin, of Shah Mathias.

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On September 3, 2010, the Jewell Real Estate Limited Partnership (a partnership controlled by the Company's CEO) assigned a mortgage in the amount of $3,723,353 to the Company for certain undeveloped real property located in Pennsylvania in exchange for 120,000 shares of the Company's common stock and $700. The mortgage bears interest at 10.5% and comes due in January 2013. If parcels of the tract are sold prior to that date installments payments will become due according to a schedule. Interest income accrued for the year ended July 31, 2011 was $343,824.

The Company recorded additional paid in capital of $5,399,993 which consists of $3,722,641 from the common shares issued to Jewell Real Estate Limited Partnership in exchange for the assignment of the mortgage and $1,510,419 for the common shares issued to Penndel to pay off the mortgage plus accrued interest.

Penndel Land Development Co. (a company controlled by the Company's CEO) held the mortgage to 50 acres of property in Cumberland County, Pennsylvania and assigned it to the Company in 2010. The Company took the deed to that property when the borrower defaulted on the mortgage. The owner of the property had used that property as security for another loan on which it defaulted and that lender foreclosed on the property and took title to the property through a Sheriffs Deed. As a result of the foreclosure and issuance of Sheriff's Deed, the Company does not claim value for the land on its balance sheet for the year ended July 31, 2011. The Company believes that notice and redemption was improper and that the foreclosure and issuance of Sheriff's Deed erroneous.

On April 14, 2010 the Company entered into a joint venture with Penndel Land Company, a related company primarily owned by the Shah Mathias, the Company’s Chief Executive Officer, whereby Penndel will be the Company's exclusive land developer, provider of financial services in connection with raising capital for the land development and provider of all requisite technology for the land development. As part of this joint venture, Penndel will receive a percentage of each class of shares in the Company in exchange for $10,000,000 worth of consulting services.

On October 30, 2010, the Company entered into an agreement with High Speed Rail Facilities, Inc. (a nonprofit entity established by the Company's CEO). Under the terms of the agreement, AMI will act as an agent and representative of High Speed Rail Facilities, Inc. to take actions necessary to secure the first and future phases of the financing applicable to the design, planning, engineering and related soft and hard costs of the construction of high speed rail and related activities. High Speed Rail Facilities, Inc. will be responsible for accepting, holding, administering, investing and disbursing funds obtained in connection with activities discussed above. The consulting fee will be 1.5% of the master bond indenture of $15 billion dollars.

In November 2011, the Company entered into agreement with High Speed Rail Facilities, Inc. and High Speed Rail Facilities Provider, Inc. (nonprofit corporations established by the Company CEO) to provide construction services and advisory services.

In July 2011, the Company signed a letter of intent with HSR Technologies, Inc. that HSR Technologies will provide to the Company exclusive use of rail technologies and use of its know-how for manufacturing of train sets meeting the new Federal Rail Administration and American Public Transportation Association safety specifications. The Company will pay HSR Technologies, Inc. a nonrefundable deposit of 250,000 common shares and 200,000 of preferred shares of the Company and the sum of $25,000,000 60 days after the Company becomes a listed company.

On December 1, 2010, Penndel Land Company (a related Party) assigned the contract rights related to a construction agreement entered into with Alabama Toll Facilities, Inc. No consideration was given in relation to the assignment of the contract rights. Under the terms of the agreement, the Company's subsidiary; GTI, will provide development and construction services. GTI will also act as an agent and representative to take actions necessary to secure the first and future phases of the financing applicable to the design, planning, engineering and related soft and hard costs of the construction of a toll road in the state of Alabama and related activities. The face amount of the contract is $6 billion at cost plus 30%, plus 2% over the adjustment for the increase in inflation, but not less than such amount that will result in a profit of $1.8 billion. In addition, GTI will receive a fee of 2% of the funds generated through financing it secures for the project.

The Company entered into an agreement with Penndel Land Company for assignment of the contract (a related company owned by Shah Mathias, CEO of the Company) for 200,000 shares of the Company's preferred stock and 250,000 shares of the Company's common stock to be transferred to Penndel at such time as the Company becomes a trading company. The Company will also pay the initial sum of $40,000,000 to Penndel. Further consideration is to be paid as follows:

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Payment to Penndel of two dollars and 13/100 ($2.13) per square foot of the right-of-way for construction of the roadway and for over pass air rights. Payment to Penndel of a sum equal to one dollar and 25/100 ($1.25) per square foot by one foot in height and sixty-nine cents ($0.69) per foot of height thereafter.

In the same agreement, the Company also secured additional construction contract for future phases adding an $8 billion dollar contract at cost plus 30 percent, plus 2 percent over the adjustment for the increase in inflation, but not less than such amount that will result in an additional profit of $2.4 billion. In addition GTI will receive a fee of 2 percent of the funds generated through financing it secures for the project.

In July 2011, the Company contracted with its related companies to sell to those companies the concession rights to build and operate development of those long-range planned Port Ostia, Port of De Claudius and KSJM airport projects. The Company signed a letter of intent that calls for Port of Ostia to pay to the Company$150,000,000 for concession rights, Port De Claudius to pay the Company $100,000,000, and KSJM airport to pay the Company $150,000,000. None of these payments will be made until such time as the Company, and its related companies, are operating, have revenues and have instituted the business plan.

RISK FACTORS

The Company's independent auditors have issued a report questioning the Company's ability to continue as a going concern.

The report of the Company's independent auditors contained in the Company's financial statements for the period ended July 31, 2011 includes a paragraph that explains that the Company has experienced recurring losses and has an accumulated deficit during the development stage of $1,349,137. These matters raise substantial doubt regarding the Company's ability to continue as a going concern without the influx of capital through the sale of its securities or through development of its operations.

The Company is a development-stage company and has little experience in its proposed area of operations.

The Company is a development-stage company and as such has little experience in its intended area of operations. Such lack of experience may result in the Company experiencing difficulty in adequately designing or building any project, thereby causing the project to function improperly or provide inadequate utility for which it is intended. If the Company’s projects consistently function improperly or perform below expectations, the Company will likely be unable to market and sell many of its projects. In addition, the Company’s lack of experience may result in difficultly in actually developing and effecting transportation highpeed rail systems or developing the Alabama toll road. The Company intends to build strong relationships with partners, such as distributors and retailers, who can help market and deliver the Company’s projects.

Management has no experience in the development of either railway or highway transportation systems and such inexperience may create unexpected or unanticipated problems and/or losses for the Company.

Management has no prior experience in the development of highway or railway transportation systems, including obtaining the necessary designs, plans, permits, development teams and capital. Such inexperience may lead to the unexpected or unanticipated problems or missteps that could cause the Company losses or delays. Management is in the process of building a team of advisors and experts to assist it in all the stages of the development of such transportation systems but there can be no assurance that those experts are sufficiently experienced to guide the Company to economic success.

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The Company has no operations and its business plan lays out the conceptual operations of the Company which have not yet been implemented and face significant obstacles.

The Company has a business plan which sets out its conceptual design to plan and develop regional high-speed passenger, freight railroad systems or other transportation developments. However, the Company has not implemented any of the steps required to implement such a plan or plans. The need to raise or obtain capital for the implementation of its business plan, the Company will face significant other obstacles in planning and effecting regional high-speed railroads. The Company has no contracts or other arrangements or understandings with any municipality or area for such a railroad project nor does it have any contracts with suppliers, developers, designers or others that will be needed to assist the Company to develop a working project plan. As the Company develops its plan for a regional high-speed railroad, it may be required to obtain governmental and environmental approvals and possibly be subject to approval by local or state voting propositions, referendums or state legislatures. In addition, the Company may not be able to obtain the land on which such railroads are proposed and may have to seek government condemnation of such land, which may not be possible. These and other unforeseen obstacles may present significant obstacles to the ability of the Company to implement its business plan.

No assurance of commercial feasibility.

Even if the Company’s plans and projects are successfully initiated, there can be no assurance that such plans and projects will have any commercial success or advantage. Also, there is no assurance that the Company’s initiatives will perform as intended in the marketplace.

The Company is a development-stage company with no operating history of its own and as such any prospective investor cannot assess the Company’s profitability or performance.

Because the Company is a development-stage company with no operating history, it is impossible for an investor to assess the performance of the Company or to determine whether the Company will meet its projected business plan. The Company has limited financial results upon which an investor may judge its potential. As a company emerging from the development-stage, the Company may in the future experience under-capitalization, shortages, setbacks and many of the problems, delays and expenses encountered by any early stage business. An investor will be required to make an investment decision based solely on the Company management’s history and its projected operations in light of the risks, expenses and uncertainties that may be encountered by engaging in the Company’s industry.

The Company has very limited revenues to date.

The Company has generated very little revenue to date and has no source of on-going revenue. Most of the time of the Company’s management, and most of the Company’s limited resources have been spent in developing its initial plans, researching additional projects, contacting potential partners, exploring marketing contacts, establishing manufacturing sources, preparing our business plan and model, selecting professional advisors and consultants and seeking capital for the Company.

The Company will require additional capital in order to execute its business plan and expects to incur additional expenses and may ultimately never be profitable.

As of July 31, 2011, the Company had an accumulated net loss of $1,349,137. The Company will require additional capital in order to execute its current business plan, and as a result, the Company may not be able to successfully implement its business model. The Company estimates it will likely require approximately at least $1,000,000 to begin its initial development of basic sales and marketing. If the Company is not able to raise funds through an offering of its securities, then the Company will need to begin generating revenue to achieve and maintain profitability. To become profitable, the Company must successfully commercialize its projects, a process that involves many factors that are beyond the Company’s control, including the type of competition that the Company may encounter. Ultimately, in spite of the Company’s best or reasonable efforts, the Company may never actually generate revenues or become profitable.

21

The Company is a development stage company and has a correspondingly small financial and accounting organization. Being a public company may strain the Company's resources, divert management’s attention and affect its ability to attract and retain qualified directors.

The Company is a development stage company, with a finance and accounting organization that has been geared toward its operations as a small privately owned company. However, the rigorous demands of being a public reporting company will require a larger finance and accounting group. As a public company, the Company will be subject to the reporting requirements of the Securities Exchange Act of 1934. The requirements of these laws and the rules and regulations promulgated thereunder entail significant accounting, legal and financial compliance costs, and have made, and will continue to make, some activities more difficult, time-consuming or costly and may place significant strain on the Company's personnel, systems and resources.

The Securities Exchange Act requires, among other things, that the Company maintain effective disclosure controls and procedures and internal control over financial reporting. In order to establish the requisite disclosure controls and procedures and internal control over financial reporting, significant resources and management oversight are required. As a result, management’s attention may be diverted from other business concerns, which could have a material adverse effect on the Company's business, financial condition and results of operations.

These rules and regulations may also make it difficult and expensive for the Company to obtain director and officer liability insurance. If the Company is unable to obtain adequate director and officer insurance, its ability to recruit and retain qualified officers and directors, especially those directors who may be deemed independent, will be significantly curtailed.

The Company’s founder beneficially owns and will continue to own a majority of the Company’s common stock and, as a result, can exercise control over shareholder and corporate actions.

Mr. Shah Mathias, the founder and chief executive officer of the Company, is currently the beneficial owner of approximately 78% of the Company’s outstanding common stock, and assuming sale of all the Shares, will own 76% of the Company's then outstanding common stock upon closing of the offering. As such, he will be able to exert significant influence and potential control over matters requiring approval by shareholders, including the election of directors and approval of significant corporate transactions. This concentration of ownership may also have the effect of delaying or preventing a change in control, which in turn could have a material adverse effect on the market price of the Company’s common stock or prevent shareholders from realizing a premium over the market price for their Shares.

The Company depends on its CEO to manage its business effectively.

The Company's future success is dependent in large part upon its ability to understand and develop the business plan and to attract and retain highly skilled managerial, sales and marketing personnel. In particular, due to the relatively early stage of the Company's business, its future success is highly dependent on its CEO and founder, Shah Mathias, to provide the necessary experience and background to execute the Company's business plan. The loss of his services could impede, particularly initially as the Company builds a record and reputation, its ability to develop its objectives, particularly in its ability to develop a successful strategy to conceptualize, market and develop projects, and as such, would negatively impact the Company's possible development.

22

The time devoted by Company management may not be full-time.

It is anticipated that key officers will devote themselves full-time to the business of the Company. However, certain officers will devote only such time as is necessary (which may be less than full-time) to fulfill his or her respective duties as an officer of the Company.

The Company may have conflicts of interest and have engaged in transactions with its officers and directors and have entered into agreements or arrangements that were not negotiated at arms’-length.

The Company has engaged, and may in the future engage, in transactions with its officers, directors and principal shareholders, or persons or entities affiliated with any of these persons. These transactions may not have been on terms as favorable to the Company as could have been obtained from non-affiliated persons. While an effort has been made and will continue to be made to obtain services from affiliated persons at rates as favorable as would be charged by others, there will always be an inherent conflict of interest between the interests of our Company and those of the officers, directors, principal shareholders, and affiliates. Shah Mathias, the president of the Company, has an ownership interest in many of the companies with which the Company is proposing to utilize for certain of the development and management functions of the transportation systems. Mr. Mathias may economically benefit from the use of these companies.

Reliance on third party agreements and relationships is necessary for development of the Company's business.

The Company will rely heavily on third parties to help plan, secure and execute transportation projects. Unless the Company can develop its own brand equity and consumer awareness, the Company will be substantially dependent on these third parties.

Municipalities, government agencies and other non-profit boards or groups may be unable to develop bond offerings that are sufficient to fund the highspeed rail project plans or other projects presented by the Company to such municipalities, agencies or groups.

If the Company is able to complete one or more regional high-speed rail project plans or other transportation projects and present such plans or projects to the respective regional government agency or agencies, or non-profit board or group, whether state(s), local or regional, there is no assurance that such agency will adopt the plan or if adopted whether it will be able to have effected a bond issuance sufficient to raise funds to implement the project plan. However, the Company believes that the use of its development structure (in conjunction with its related parties and affiliated non-profit corporation) can assist these various agencies in more successfully raising funds to implement projects.

The development of high speed rail and other innovative transportation projects is uncertain and the profitability of such projects remains unclear.

The Company believes that it is a relative pioneer in developing the next generation of rail transportation and innovative transportation in the United States, e.g. high speed rail. As such, there are few, if any, examples of developed high-speed rail or other projects that can be used either as developmental models or commercial viability models. For example, although high-speed rail projects may be successful in other countries, there is no assurance that such method of transportation will be successful in the United States which historically maintains an automobile-centered transportation system.

Government regulation could negatively impact the business.

The Company’s projects may be subject to government regulation in the jurisdictions in which they operate. Due to the potential wide geographic scope of the Company’s operations, the Company could be subject to regulation by political and regulatory entities throughout the world. The Company may incur increased costs necessary to comply with existing and newly adopted laws and regulations or penalties for any failure to comply. The Company’s sales could be adversely affected, directly or indirectly, by existing or future laws and regulations relating to its products or industry.

23

For example, as rail tracks will cross many differing municipal and state jurisdictions, the Company will be faced with myriad regulations from these jurisdictions as well as the federal government. The Company will need to comply with all government regulations which the Company expects will relate to items such as local zoning codes, noise regulations, track and crossing construction, maintenance and safety, environmental impact on construction and usage, rights-of-way and other matters. A failure to know the applicable regulations or to successfully abide by such regulations, could negatively impact the Company with potential fines, stoppages or other remedies.

As the Company is introducing a novel concept and innovative plan to the marketplace, the Company is unaware of any specific government regulation that could negatively affect its business. However, because this industry niche is new and because there is a component of risk of loss to persons and property, the Company believes that there may ultimately be regulation affecting its projects on both a state and federal level. It is impossible to predict what such regulation would encompass, but any regulation would most likely be at least include additional reporting requirements, potential project specifications or requirements and possibly even regulation of additional aspects of the industry.

There has been no prior public market for the Company’s securities and the lack of such a market may make resale of the stock difficult.

No prior public market has existed for the Company’s securities and the Company cannot assure any investor that a market will develop subsequent to this offering. An investor must be fully aware of the long-term nature of an investment in the Company. The Company intends to apply for quotation of its common stock on the OTC Bulletin Board as soon as possible which may be while this offering is still in process. However, the Company does not know if it will be successful in such application, how long such application will take, or, that if successful, that a market for the common stock will ever develop or continue on the OTC Bulletin Board. If for any reason the common stock is not listed on the OTC Bulletin Board or a public trading market does not otherwise develop, investors in the offering may have difficulty selling their common stock should they desire to do so. If the Company is not successful in its application for quotation on the OTC Bulletin Board, it will apply to have its securities quoted by the Pink OTC Markets, Inc., real-time quotation service for over-the-counter equities.

The Company's election not to opt out of JOBS Act extended accounting transition period may not make its financial statements easily comparable to other companies.

Pursuant to the JOBS Act of 2012, as an emerging growth company the Company can elect to opt out of the extended transition period for any new or revised accounting standards that may be issued by the PCAOB or the SEC. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the standard for the private company. This may make comparison of the Company's financial statements with any other public company which is not either an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible as possible different or revised standards may be used.

The Company does not intend to pay dividends to its stockholders, so investors will not receive any return on investment in the Company prior to selling their interest in it.

The Company does not project paying dividends but anticipates that it will retain future earnings for funding the Company’s growth and development. Therefore, investors should not expect the Company to pay dividends in the foreseeable future. As a result, investors will not receive any return on their investment prior to selling their Shares in the Company, if and when a market for such Shares develops. Furthermore, even if a market for the Company’s securities does develop, there is no guarantee that the market price for the shares would be equal to or more than the initial per share investment price paid by any investor. There is a possibility that the Shares could lose all or a significant portion of their value from the initial price paid in this offering.

24

The Company’s stock may be considered a penny stock and any investment in the Company’s stock will be considered a high-risk investment and subject to restrictions on marketability.

If the Shares commence trading, the trading price of the Company's common stock may be below $5.00 per Share. If the price of the common stock is below such level, trading in its common stock would be subject to the requirements of certain rules promulgated under the Securities Exchange Act of 1934, as amended. These rules require additional disclosure by broker-dealers in connection with any trades generally involving any non-NASDAQ equity security that has a market price of less than $5.00 per Share, subject to certain exceptions. Such rules require the delivery, before any penny stock transaction, of a disclosure schedule explaining the penny stock market and the risks associated therewith, and impose various sales practice requirements on broker-dealers who sell penny stocks to persons other than established customers and accredited investors (generally institutions). For these types of transactions, the broker-dealer must determine the suitability of the penny stock for the purchaser and receive the purchaser’s written consent to the transactions before sale. The additional burdens imposed upon broker-dealers by such requirements may discourage broker-dealers from effecting transactions in the Company’s common stock which could impact the liquidity of the Company’s common stock.

The Company has authorized the issuance of preferred stock with certain preferences.

The board of directors of the Company is authorized to issue up to 20,000,000 shares of $0.0001 par value preferred stock of which 450,000 shares have been issued. The board of directors has the power to establish the dividend rates, liquidation preferences, and voting rights of any series of preferred stock, and these rights may be superior to the rights of holders of the Shares. The board of directors may also establish redemption and conversion terms and privileges with respect to any shares of preferred stock. Any such preferences may operate to the detriment of the rights of the holders of the Shares, and further, could be used by the board of directors as a device to prevent a change in control of the Company. To date 450,000 shares of preferred stock have been issued to date.

It is difficult to predict the Company’s financial performance, which may fluctuate widely.

The Company has not yet generated revenues and may never do so. If the Company does generate revenues, its quarterly results of operations are likely to vary significantly. A number of factors are likely to cause these variations, some of which are outside of the Company’s control. Some of these factors include (without limitation):

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

The Company has issued the following securities in the last three (3) years. Such securities were issued pursuant to exemptions from registration under Section 4(2) of the Securities Act of 1933, as amended, as transactions by an issuer not involving any public offering, as noted below. Each of these transactions was issued as part of a private placement of securities by the Company in which (i) no general advertising or solicitation was used, and (ii) the investors purchasing securities were acquiring the same for investment purposes only, without a view to resale.

Since inception, the Company has issued 14,167,431 shares of common stock which are currently outstanding.

Yellowwood Acquisition Corporation issued 20,000,000 shares on its formation in September 2011 of which 19,500,000 were redeemed.

On April 18, 2012 Yellowwood Acquisition Corporation issued 1,000,000 shares as part of a change in control of Yellowwood.

On June 12, 2012, pursuant to the merger, the Company issued 12,667,421 shares of Yellowwood common stock on a pro rata basis to the shareholders of Ameri Metro 2010.

25

The following shares were issued by Ameri Metro 2010 prior to the merger of Ameri Metro into Yellowwood Acquisition Corporation which subsequently changed its name to Ameri Metro, Inc.

On June 2, 2010, Ameri Metro issued an aggregate of 10,000,000 shares of common stock to the founder and chief executive officer of Ameri Metro,

Mr. Shah Mathias. Such shares of Ameri Metro were issued to Mr. Mathias pursuant to an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended, as a transaction by an issuer not involving any public offering.

Ameri Metro has also issued the following securities since its inception. Such securities were issued pursuant to an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended, as a transaction by an issuer not involving any public offering, as follows:

In August , 2010, Ameri Metro issued 44,348 common shares to Penndel Land Company, a related party, as full payment on the $1,130,000 mortgage note payable and the $380,423 accrued interest payable.

In September, 2010, Ameri Metro issued 120,000 shares of common stock in exchange for a security interest in a mortgage note receivable from a related party.

In July 2011, Ameri Metro issued 30,000 shares of its common stock to US Railcar Company.

In July 2011, Ameri Metro issued 67,083 shares of common stock for administrative services rendered to facilitate the formation of Ameri Metro.

In July 2011, Ameri Metro issued 200,000 shares of common stock and 250,000 shares of preferred stock to a related party as consideration for exclusive contract rights.

In July 2011, Ameri Metro issued 250,000 shares of common stock and 200,000 shares of preferred stock under a letter of interest with a related party.

In October 2011, Ameri Metro issued an aggregate of 10,000 shares of its common stock to two individuals for services rendered to Ameri Metro.

From August, 2011 to December 2011, Ameri Metro issued 500,000 shares of common stock pursuant to an exemption from registration as a transaction by an issuer not involving any public offering, 500,000 shares of its common stock to approximately 51 shareholders, 16 of whom are accredited investors, for an aggregate sales price of $98,650.

In March 2012, Ameri Metro issued 700,000 shares of its common stock to the directors of Ameri Metro.

From March 2012 to April 2012, Ameri Metro issued 144,000 shares of its common stock to consultants, professionals and others for services performed for Ameri Metro.

In April 2012, Ameri Metro issued 100,000 shares of its common stock to HSR Technologies, Inc.

ITEM 4.01 Changes in Registrant’s Certifying Accountant

In June, 2012, pursuant to merger of Yellowwood Acquisition Corporation with Ameri Metro, Inc., the Board of Directors of the Company determined to dismiss the certifying accountants of Yellowwood Acquisition Corporation and to continue with the retention of the certifying accountants of Ameri Metro, Inc. There was no disagreement with and no adverse opinion of the former certifying accountants of Yellowwood Acquisition Corporation in the past two years nor was there any disclaimer of opinion nor was any opinion modified as to uncertainty, audit scope or accounting principles.

26

ITEM 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 1, 2012, the Board of Directors of the Company amended the bylaws of the Company to change the fiscal year of the Company from December 31 to July 31.

On June 8, 2012, the shareholders and Board of Directors of Yellowwood Acquisition Corporation each approved the amendment to that corporation’s certificate of incorporation to increase its authorized capitalization from 100,000,000 shares of common stock to 1,000,000,000 shares of common stock. The authorized capitalization of 20,000,000 shares of preferred remained unchanged.

On June 12, 2012, as part of the merger of Yellowwood Acquisition Corporation with Ameri Metro, Inc., Yellowwood changed its name to Ameri Metro, Inc. as the surviving company of the merger.

ITEM 5.06   Change in Shell Company Status

The Company merged with Ameri Metro, Inc. which has a defined business plan and has commenced operations. Prior to the Merger, Yellowwood had no ongoing business or operations and was established for the purpose of completing mergers and acquisitions with a target company, such as the former Ameri Metro (2010). Pursuant to the merger, all the outstanding shares of Ameri Metro 2010 common stock were exchanged for an aggregate of 12,667,421 shares of Yellowwood common stock on a pro rata basis in accordance with each holder's relative ownership of Ameri Metro 2010. The Company has merged both corporations into the resultant single corporation which now incorporates the on-going business of Ameri Metro including its contacts, business plan and agreements.

ITEM 9.01 Financial Statements and Exhibits

The financial statements for Ameri Metro, Inc. for the years ended July 31, 2011 and 2010 and the period ended April 30, 2012 are attached.

Exhibits

2.1*	Agreement and Plan of Merger between Yellowwood Acquisition Corporation and Ameri Metro, Inc. dated June 15, 2012 previously filed as Exhibit 2.1 to Form 8-K filed 6/15/2012, CIK 0001534155

3.1*	Yellowwood Certificate of Incorporation previously filed as Exhibit 3.1 to Form 10 filed 11/9/2011, CIK 0001534155
3.1.1+	Yellowwood Amendment to Certificate of Incorporation

3.2*	Ameri Metro By-Laws incorporated by reference from filing of Exhibit 3.2 Ameri Metro Registration Statement on Form S-1filed December 13, 2012, file no. 333-171132.

10.1*	Master Indenture Agreement of Alabama Toll Facilities, Inc. incorporated by reference from filing as Exhibit 10.1 to Ameri Metro Registration Statement on Form S-1 filed December 13, 2012, file no. 333-171132.
10.1.1+	Amended first page to Master Indenture Agreement of Alabama Toll Facilities, Inc.

10.2*	Master Indenture Agreement of Hi Speed Rail Facilities, Inc. incorporated by reference from filing as Exhibit 10.2 to Ameri Metro Registration Statement on Form S-1 filed December 13, 2010, file no. 333-171132.
10.2.1+	Amended first page to Master Indenture Agreement of Hi Speed Rail Facilities, Inc.

10.3*	Master Indenture Agreement of Hi Speed Rail Facilities Provider, Inc. incorporated by reference from filing as Exhibit 10.3 to Ameri Metro Registration Statement on Form S-1 filed December 13, 2010, file no. 333-171132.
10.3.1+	Amended first page to Master Indenture Agreement of Hi Speed Rail Facilities, Inc.

10.4 +	Agreement with Transportation Economics & Management Systems, Inc.

10.5*	Agreement between Penndel and ATFI incorporated by reference from filing as Exhibit 10.5 to Ameri Metro Registration Statement on Form S-1 filed December 13, 2010, file no. 333-171132.

10.6*	Assignment of rights to construction agreement with ATFI incorporated by reference from filing as Exhibit 10.6 to Ameri Metro Registration Statement on Form S-1 filed December 13, 2010, file no. 333-171132.

10.7*	Assignment of Security Interest by Jewell Partnership incorporated by reference from filing as Exhibit 10.7 to Ameri Metro Registration Statement on Form S-1 filed December 13, 2010, file no. 333-171132.

10.8*	Agreement with Damar incorporated by reference from filing as Exhibit 1.8 to Ameri Metro Registration Statement on Form S-1 filed December 13, 2010, file no. 333-171132.

10.9+	Office lease agreement

10.10+	Alabama Legislative Act 2007-506 (Act 56).

21.1+	List of Subsidiaries

23.1+	Consent of Accountants

*	Previously filed
+	Filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

AMERI METRO, INC.

Date: October 15, 2012	/s/ Shah Mathias
Shah Mathias Chief Executive Officer

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AMERI METRO, INC.

(FORMERLY YELLOWWOOD ACQUISITION CORPORATION)

(A DEVELOPMENT STAGE COMPANY)

CONSOLIDATED FINANCIAL STATEMENTS

APRIL 30, 2012

AMERI METRO, INC.

(FORMERLY YELLOWWOOD ACQUISITION CORPORATION)

(A DEVELOPMENT STAGE COMPANY)

APRIL 30, 2012

Consolidated Balance Sheets as of April 30, 2012 and July 31, 2011	F-1

Consolidated Statements of Operations for the three and nine months ended April 30, 2012 and 2011, and for the periods from April 13, 2010 (date of inception) to April 30, 2012	F-2

Consolidated Statements of Cash Flows for the nine months ended April 30, 2012 and 2011 and for the period from April 13, 2010 (date of inception) to April 30, 2012	F-3

Notes to the Consolidated Financial Statements	F-4 - F-13

AMERI METRO, INC.

(FORMERLY YELLOWWOOD ACQUISITION CORPORATION)

(A DEVELOPMENT STAGE COMPANY)

CONSOLIDATED BALANCE SHEETS (unaudited)

AS OF APRIL 30, 2012 AND JULY 31, 2011

	April 30, 2012	July 31, 2011
ASSETS
Current assets
Cash and cash equivalents	$10	$1,907
Prepaid services	185	-
Prepaid employment fees	3.158	-
Total current assets	3.353	1,907

Office equipment, net of depreciation	880	-

Other assets
Accounts receivable - other	3,143	3,143
Investment in intellectual property	1,320	-
Mortgage receivable	3,723,353	3,723,353
Accrued interest receivable	636.508	343,824
Deposits	15,000	15,000
Total other assets	4,379,324	4,085,320

Total Assets	$4,383,557	$4,087,227

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Current liabilities
Accrued expenses	$58,457	$58,457
Loan payable – related party	100,000	100,000
Total Liabilities	158,457	158,457

Stockholders’ Equity
Common stock, par value $.0001, 100,000,000 shares authorized, 12,237,431 shares issued and outstanding as of April 30, 2012 (10,681,431– 2011)	1,214	1,068
Preferred stock, par value $.0001, 20,000,000 shares authorized, 450,000 shares issued and outstanding as of April 30, 2012 and July 31, 2011	45	45
Additional paid in capital	5,388,993	5,276,794
Stock subscription receivable	(47,000)	-
Deficit accumulated during the development stage	(1,118,152)	(1,349,137)
Total Stockholders’ Equity	4,225,100	3,928,770

Total Liabilities and Stockholders’ Equity	$4,383,557	$4,087,227

The accompanying notes are an integral part of these financial statements.

F-1

AMERI METRO, INC.

(FORMERLY YELLOWWOOD ACQUISITION CORPORATION)

(A DEVELOPMENT STAGE COMPANY)

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

FOR THE THREE AND NINE MONTHS ENDED APRIL 30, 2012 AND 2011

FOR THE PERIOD FROM APRIL 13, 2010 (INCEPTION) TO APRIL 30, 2012

	Three Months Ended April 30, 2012	Three Months Ended April 30, 2011	Nine Months Ended April 30, 2012	Nine Months Ended April 30, 2011	Period from April 13, 2010 (Inception) to April 30, 2012
REVENUES	$5,750	$-	$34,238	$-	$38,811

OPERATING EXPENSES
Professional fees	3,398	7,502	3,773	11,243	203,411
Directors fees	8,400	-	8,400	-	8,400
Real estate taxes	-	-	-	-	10,945
Depreciation	52	-	155	-	156
General & administrative	3,605	7,975	83,609	14,935	71,081
TOTAL OPERATING EXPENSES	15,455	15,477	95,937	26,178	293,993

LOSS FROM OPERATIONS	(9,705)	(15,477)	(61,699)	(26,178)	(255,182)

OTHER INCOME (EXPENSE)
Interest income	96,489	-	292,684	-	636,508
Loss on foreclosure	-	-	-	-	(1,483,132)
Interest expense	-	(77,301)	-	(213,667)	(16,346)
TOTAL OTHER INCOME (EXPENSE)	96,489	(77,301)	292,684	(213,667)	(862,970)

INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES	86,784	(92,778)	230,985	(239,845)	(1,118,152)

PROVISION FOR INCOME TAXES	-	(38,717)	-	-	-

NET INCOME (LOSS)	$86,784	$(131,495)	$230,985	$(239,845)	$(1,118,152)

BASIC AND DILUTED INCOME PER SHARE	$.01	$(.01)	$.02	$(.02)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING: BASIC AND DILUTED	11,653,431	10,164,348	11,695,431	10,164,348

The accompanying notes are an integral part of these financial statements.

F-2

AMERI METRO, INC.

(FORMERLY YELLOWWOOD ACQUISITION CORPORATION)

(A DEVELOPMENT STAGE COMPANY)

CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited)

FOR THE NINE MONTHS ENDED APRIL 30, 2012 AND 2011

FOR THE PERIOD FROM APRIL 13, 2010 (INCEPTION) TO APRIL 30, 2012

	Nine Months Ended April 30, 2012	Nine Months Ended April 30, 2011	Period from April 13, 2010 (Inception) to April 30, 2012
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss) for the period	$230,987	$(239,845)	$(1,118,152)
Issuance of stock for services	13,695	-	13,794
Loss on foreclosure	-	-	1,483,132
Depreciation expense	155	-	155
Adjustments to reconcile net loss to net cash used in operating activities:
(Increase) decrease in account receivable - other	-	-	(3,143)
(Increase) decrease in prepaid expenses	(3,344)	(120,000)	(3,344)
(Increase) decrease in accrued interest receivable	(292,684)	-	(636,508)
Increase (decrease) in Accrued interest payable – related party	-	-	13,746
Increase (decrease) in Accrued expenses	-	208,418	72,002
Cash flows used in operating activities	(51,191)	(151,427)	(178,318)

CASH FLOWS FROM FINANCING ACTIVITIES
Investment in intellectual property	(1,320)	-	(1,320)
Cash paid to acquire fixed assets	(1,036)	-	(1,036)
Cash flows used in financing activities	(2,356)	-	(2,356)

CASH FLOWS FROM FINANCING ACTIVITIES
Cash paid to acquire mortgage receivable	-	(700)	(700)
Issuance of common stock for cash	51,650	-	52,650
Proceeds from related party loan	-	-	100,000
Shareholder capital contribution	-	167,180	43,734
Increase in deposits	-	(15,000)	(15,000)
Cash flows from financing activities	51,650	151,480	180,684

NET INCREASE (DECREASE) IN CASH	(1,897)	53	10

CASH, BEGINNING OF PERIOD	1,907	21	-

CASH, END OF PERIOD	$10	$74	$10

SUPPLEMENTAL CASH FLOW INFORMATION:
Interest paid	$-	$-	$-
Income taxes paid	$-	$-	$-

SUPPLEMENTAL NON-CASH INVESTING AND FINANCING ACTIVITIES:
Land acquired through assumption of mortgage payable plus related accrued interest	$-	$-	$1,494,077
Issuance of stock to pay off mortgage and accrued interest	$-	$-	$1,510,423
Issuance of stock to acquire mortgage receivable	$-	$-	$3,722,653
Issuance of stock to fund future employment agreements	$3,158	$-	$3,158

The accompanying notes are an integral part of these financial statements.

F-3

AMERI METRO, INC.

(FORMERLY YELLOWWOOD ACQUISITION CORPORATION)

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

APRIL 30, 2012

NOTE 1 – NATURE OF OPERATIONS

Ameri Metro, Inc. (“Ameri Metro” and the “Company”) was formed to engage primarily in high-speed rail for passenger and freight transportation and related transportation projects. The Company initially intends to develop a Midwest high-speed rail system for passengers and freight. Currently the Company is engaged in raising capital and entering into relationships in furtherance of its planned activities.

On December 1, 2010, the Company formed a wholly-owned subsidiary, Global Transportation & Infrastructure, Inc. (GTI). GTI was incorporated in the state of Delaware and was authorized to issue 100,000,000 shares of common stock with a par value of $.0001 and 20,000,000 shares of preferred stock with $.0001 stated value. GTI was formed to engage primarily in the construction of high-speed rail for passenger and freight transportation and related transportation projects for the Company.

Ameri Metro, Inc. and Global Transportation & Infrastructure, Inc. are referred to collectively as "the Company" in these consolidated financial statements.

On June 12, 2012, a simultaneous execution and closing was held under an Agreement and Plan of Reorganization (the Plan"), by and among Yellowwood Acquisition Corporation (the "Company" "us" "we"), James M Cassidy ( then president, secretary, and director) ("Cassidy"), James McKillop (then vice president and director) and Ameri Metro, Inc., a corporation organized under the laws of the State of Delaware ("Ameri Metro").

Under the Plan, Yellowwood redeemed 19,500,000 shares of the 20,000,000 outstanding shares of its common stock for $1,950. Simultaneously, Yellowwood issued 1,000,000 shares of common stock at par value for an aggregate of $100 representing 67% of the total outstanding stock. The Yellowwood stock is to be distributed to the then common stock holders of Ameri Metro in exchange for their holdings in that company on a pro rata basis so that Ameri Metro became a wholly owned subsidiary of the Company and the business of the Company is now the business of Ameri Metro. Mr. Cassidy and Mr. McKillop also resigned as officers and directors of the Company and Shah Mathias was elected as sole director, president secretary, and treasurer. The transaction was accounted for as a reverse acquisition, with Ameri Metro being the accounting acquirer.

Aas part of the agreement, the Company agreed to file an amendment with the Secretary of State for Delaware to gain permission to change its name from Yellowwood Acquisition Corporation to Ameri Metro, Inc. In addition, the surviving Company has changed its fiscal year end from December 31 to July 31st.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

The consolidated financial statements present the financial position, results of operations and cash flows for Ameri Metro, Inc. and its wholly-owned subsidiary, Global Transportation & Infrastructure, Inc. Intercompany transactions and balances have been eliminated in consolidation.

The financial position, results of operations and cash flows as of, and for the period ended, April 30, 2012 include only the results of operations for AMI as GTI was not formed until December 1, 2010, and was inactive for the period from December 1, 2010 to April 30, 2012.

F-4

AMERI METRO, INC.

(FORMERLY YELLOWWOOD ACQUISITION CORPORATION)

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

APRIL 30, 2012

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Development Stage Company

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles related to development-stage companies. A development-stage company is one in which planned principal operations have not commenced or if its operations have commenced, and there has been no significant revenues there from.

Accounting Basis

The Company uses the accrual basis of accounting and accounting principles generally accepted in the United States of America (“GAAP” accounting). The Company has adopted a July 31 fiscal year end.

Basis of Presentation

The financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States of America and are presented in US dollars.

Financial Instruments

The Company's financial instruments consist of cash and cash equivalents, accrued expenses, and a loan payable to a related party. The carrying amounts of these financial instruments approximate fair value due either to length of maturity or interest rates that approximate prevailing rates unless otherwise disclosed in these financial statements.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all short-term debt securities purchased with a maturity of three months or less to be cash equivalents.

Property and Equipment

The capital assets are being depreciated over their estimated useful lives using the straight-line method of depreciation for book purposes.

Concentrations of Credit Risk

The Company maintains its cash in bank deposit accounts, the balances of which at times may exceed federally insured limits. The Company continually monitors its banking relationships and consequently has not experienced any losses in such accounts. The Company believes it is not exposed to any significant credit risk on cash and cash equivalents.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles of the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the year. Management bases its estimates on historical experience and on other assumptions considered to be reasonable under the circumstances. However, actual results may differ from the estimates.

Reclassifications

Certain amounts in the prior-year financial statements have been reclassified for comparative purposes to conform with the presentation in the current period statements.

F-5

AMERI METRO, INC.

(FORMERLY YELLOWWOOD ACQUISITION CORPORATION)

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

APRIL 30, 2012

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Revenue Recognition

The Company has yet to realize significant revenues from operations and is still in the development stage.  The Company recognizes revenues when delivery of goods or completion of services has occurred provided there is persuasive evidence of an agreement, acceptance has been approved by its customers, the fee is fixed or determinable based on the completion of stated terms and conditions, and collection of any related receivable is collection is reasonably assured.

Income Taxes

Income taxes are computed using the asset and liability method. Under the asset and liability method, deferred income tax assets and liabilities are determined based on the differences between the financial reporting and tax bases of assets and liabilities and are measured using the currently enacted tax rates and laws. A valuation allowance is provided for the amount of deferred tax assets that, based on available evidence, are not expected to be realized. It is the Company’s policy to classify interest and penalties on income taxes as interest expense or penalties expense. As of April 30, 2012, there have been no interest or penalties incurred on income taxes.

Basic Income (Loss) Per Share

Basic income (loss) per share is calculated by dividing the Company’s net loss applicable to common shareholders by the weighted average number of common shares during the period. Diluted earnings per share is calculated by dividing the Company’s net income available to common shareholders by the diluted weighted average number of shares outstanding during the year. The diluted weighted average number of shares outstanding is the basic weighted number of shares adjusted for any potentially dilutive debt or equity. There are no such common stock equivalents outstanding as of April 30, 2012.

Dividends

The Company has not adopted any policy regarding payment of dividends. No dividends have been paid during the periods shown.

Stock-Based Compensation

The Company accounts for employee stock-based compensation in accordance with the guidance of FASB ASC Topic 718, Compensation – Stock Compensation which requires all share-based payments to employees, including grants of employee stock options, to be recognized in the financial statements based on their fair values.  The fair value of the equity instrument is charged directly to compensation expense and credited to additional paid-in capital over the period during which services are rendered. There has been no stock-based compensation issued to employees.

The Company follows ASC Topic 505-50, formerly EITF 96-18, “Accounting for Equity Instruments that are Issued to Other than Employees for Acquiring, or in Conjunction with Selling Goods and Services,” for stock options and warrants issued to consultants and other non-employees.  In accordance with ASC Topic 505-50, these stock options and warrants issued as compensation for services provided to the Company are accounted for based upon the fair value of the services provided or the estimated fair market value of the option or warrant, whichever can be more clearly determined.

F-6

AMERI METRO, INC.

(FORMERLY YELLOWWOOD ACQUISITION CORPORATION)

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

APRIL 30, 2012

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent Accounting Pronouncements

The Company does not expect the adoption of recently issued accounting pronouncements to have a significant impact on the Company’s results of operations, financial position or cash flow.

NOTE 3 - PROPERTY AND EQUIPMENT

Property and equipment consist of the following as of April 30, 2012 and July 31, 2011:

	April 30, 2012	July 31, 2011
Office Equipment	$1,035	$0
Less accumulated depreciation	(155)	0
Property and equipment, net	$880	$0

NOTE 4 – LAND

On June 24, 2010, the Company acquired approximately 50 acres of vacant land located in Cumberland County, Pennsylvania from a related party.

The Company took the deed from Rama Development LLC by deed in lieu of foreclosure. Rama Development LLC’s other lender foreclosed on the property without proper notice to the Company and due process. Management believes the foreclosure is erroneous.

As a result of the foreclosure of the real estate during the year ended July 31, 2011, land in the amount of $1,494,077 and related accrued real estate taxes of $10,945 were removed from the balance sheet.

NOTE 5 – MORTGAGE RECEIVABLE

On September 3, 2010, AMI acquired a security interest in a mortgage note receivable from a related party in exchange for 120,000 shares of AMI Company stock and $700 cash. The mortgage receivable had an outstanding principal balance due at the date of acquisition of $3,723,353. The Mortgage is secured by real property located in the state of Pennsylvania, bears interest at 10.5%. Full payment is due in January 2013; instalment payments are due per a schedule if and when parcels are sold prior to January 2013. Interest income accrued for the nine months ended April 30, 2012 was $292,684. No interest was received.

F-7

AMERI METRO, INC.

(FORMERLY YELLOWWOOD ACQUISITION CORPORATION)

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

APRIL 30, 2012

NOTE 6 – RELATED PARTY TRANSACTIONS

A related party loaned funds to the Company to pay certain expenses. The loan is unsecured, non-interest bearing, and has no specific terms of repayment.

On June 24, 2010, Penndel Land Company (a related party through common ownership) transferred certain real estate located in Cumberland County, Pennsylvania along with a mortgage it held on the property and related accrued interest to the Company. Penndel took the deed in lieu of foreclosing on the original mortgagee. The mortgage carries an interest rate of 12%. The mortgage requires payment in full on December 15, 2010. The transaction was accounted for as an asset acquisition.

The land acquisition was recorded as follows:

Description	Amount
Land	$1,494,077
Mortgage payable	(1,130,000)
Accrued interest payable	(364,077)
Total	$0

The mortgage payable and accrued interest were paid in full in August 2010 by the issuance of 44,348 common shares.

The Company took the deed from Rama Development LLC by deed in lieu of foreclosure. Rama Development LLC’s other lender foreclosed on the property without proper notice to the Company and due process. Management believes the foreclosure is erroneous.

As a result of the foreclosure of the real estate during the year ended July 31, 2011, land in the amount of $1,494,077 and related accrued real estate taxes of $10,945 were removed from the balance sheet, and a foreclosure loss of $1,483,132 was reported.

As discussed in Note 4, on September 3, 2010 AMI acquired a security interest in a mortgage note receivable from a related party in exchange for 120,000 shares of AMI Company stock and $700 cash.

As discussed in Note 11, on December 1, 2010 a related party assigned contract rights related to a construction agreement with Alabama Toll Facilities, Inc. to the Company. In connection with this assignment, the Company issued 200,000 shares of common stock and 250,000 shares of preferred stock to the related party as consideration for exclusive contract rights.

As discussed in Note 11, on July 15, 2011 the Company entered into a letter of interest with a related party in exchange for 250,000 shares of common stock and 200,000 shares of preferred stock of the Company.

During the nine months ended April 30, 2012, the Company recorded revenues totalling $34,238 for consulting fees from related parties.

F-8

AMERI METRO, INC.

(FORMERLY YELLOWWOOD ACQUISITION CORPORATION)

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

APRIL 30, 2012

NOTE 7 – LOAN PAYABLE – RELATED PARTY

A related party loaned funds to the Company to pay certain expenses. The $100,000 loan is unsecured, non-interest bearing, and has no specific terms of repayment.

NOTE 8 – MORTGAGE PAYABLE – RELATED PARTY

On June 24, 2010, Penndel Land Company (a related party through common ownership) transferred certain real estate located in Cumberland County, Pennsylvania along with a mortgage it held on the property and related accrued interest to the Company. Penndel took the deed in lieu of foreclosing on the original mortgagee. The mortgage carries an interest rate of 12%. The mortgage requires payment in full on December 15, 2010. Interest expense for the period ended July 31, 2010 was $13,746. No interest was paid. The mortgage payable and accrued interest were paid in full in August 2010 by the issuance of 44,348 common shares.

NOTE 9 – STOCKHOLDERS’ EQUITY

AMI was incorporated on April 13, 2010 in Delaware with authorized capital of 1,500 shares of common stock with no stated par value. On April 30, 2010 the Company amended its Certificate of Incorporation to authorize 100,000,000 shares of common stock with a par value of .0001 per share and 20,000,000 of preferred stock with a par value of .0001 per share.

On June 2, 2010, 10,000,000 shares were issued to the founder at par value for cash of $1,000.

During the current fiscal year, the Company issued 67,083 shares of common stock for administrative services rendered to facilitate the formation of the Company.

On August 7, 2010, the Company issued 44,348 common shares to Penndel Land Company, a related party, as full payment on the $1,130,000 mortgage note payable and the $380,423 accrued interest payable.

On September 3, 2010, AMI acquired a security interest in a mortgage note receivable from a related party in exchange for 120,000 shares of AMI Company stock and $700 cash.

On July 22, 2011, AMI issued 200,000 shares of common stock and 250,000 shares of preferred stock to a related party as consideration for exclusive contract rights.

On July 22, 2011, the Company issued 250,000 shares of common stock and 200,000 shares of preferred stock under a letter of interest with a related party.

During the year ended July 31, 2011 a shareholder contributed $43,734 in cash as contributed capital.

During the nine months ended April 30, 2012 the Company issued 500,000 shares of common stock for cash at prices ranging from $0.01/share to $29.00/share, including a stock subscription receivable on the sales of $47,000.

On April 16, 2012 the Company issued 100,000 shares of common stock to a related party as earnest money in order to secure an exclusive licensing agreement involving two US patents. The full price of the licensing agreement is $8,000,000 per national licensing. The Company has until August 1, 2012 to exercise its exclusive rights under this agreement.

F-9

AMERI METRO, INC.

(FORMERLY YELLOWWOOD ACQUISITION CORPORATION)

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

APRIL 30, 2012

NOTE 9 – STOCKHOLDERS’ EQUITY (CONTINUED)

During the nine months ended April 30, 2012 the Company issued 956,000 shares of common stock in payment for various services and rights to assets (non-cash transactions) the value of each transaction being $0.012/share.

NOTE 10 – LIQUIDITY AND GOING CONCERN

The Company has negative working capital, has incurred losses since inception, and has not yet received significant revenues from sales of products or services. The ability of Ameri Metro to continue as a going concern is dependent on the Company generating cash from the sale of its common stock and/or obtaining debt financing and attaining future profitable operations.

Management’s plans include selling its equity securities and obtaining debt financing to fund its capital requirement and on-going operations; however, there can be no assurance the Company will be successful in these efforts. These factors create substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustment that might be necessary if the Company is unable to continue as a going concern.

NOTE 11 – INCOME TAXES

For the period ended April 30, 2012, the Company has net income that do not exceed prior net taxable losses, the result is a net taxable loss carry-forward, and therefore the Company has no tax liability. The net deferred tax asset generated by the loss carry-forward has been fully reserved. The cumulative net operating loss carry-forward is approximately $1,118,000 at April 30, 2012, and will expire beginning in the year 2030.

The provision for Federal income tax consists of the following for the nine months ended April 30, 2012 and 2011:

	2012	2011
Federal income tax (expense) benefit attributable to:
Current operations	$78,535	$3,600
Less: valuation allowance	(78,535)	(3,600)
Net provision for Federal income taxes	$0	$0

The cumulative tax effect at the expected rate of 34% of significant items comprising our net deferred tax amount is as follows:

	April 30, 2012	July 31, 2011
Deferred tax asset attributable to:
Net operating loss carryover	$380,120	$459,000
Valuation allowance	(380,120)	(459,000)
Net deferred tax asset	$0	$0

Due to the change in ownership provisions of the Tax Reform Act of 1986, the net operating loss carry forwards for Federal income tax reporting purposes are subject to annual limitations.

F-10

AMERI METRO, INC.

(FORMERLY YELLOWWOOD ACQUISITION CORPORATION)

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

APRIL 30, 2012

NOTE 12 – COMMITMENTS AND CONTINGENCIES

In July 2011, the Company entered into a lease agreement for the rental of office space. The terms of the agreement are month-to-month. Rental expense for the six months ended April 30, 2012 was $3,622.

AMI entered into a joint venture on April 14, 2010 with Penndel Land Company (Penndel), a related party entity primarily owned by the Company’s Chief Executive Officer, whereby Penndel will be AMI's exclusive land developer, provider of financial services in connection with raising capital for the land development and provider of all requisite technology for the land development. As part of this joint venture, Penndel will receive a percentage of each class of shares in AMI in exchange for $10,000,000 of consulting services.

AMI entered into a contract on June 10, 2010 for the acquisition of the patents, rights, titles, and business of Damar Corporation LLC, the inventor/developer/manufacturer of Damar TruckDeck. The Damar TruckDeck is a flexible truck deck storage and organization system with an integrated frame allowing the cargo deck to be used as a hauling surface.

NOTE 12 – COMMITMENTS AND CONTINGENCIES (CONTINUED)

AMI shall receive all rights and title to the patents, the TruckDeck system, and all related assets for a purchase price of $750,000 payable as $500,000 cash and the remaining $250,000 payable in the form of 7,500 shares of AMI’s common stock. The cash portion is payable within 90 days of the successful completion of the registration as a publically traded company pursuant to the Securities Act of 1933.

In addition, royalty payments equal to $2.50 for each unit sold from the items arising from the patent, including the Damar TruckDeck, for a period of five years. After five years, the parties will renegotiate the terms of the agreement. If no agreement can be reached, then the parties agree to extend the royalty payments for one additional year after which time all royalty payments will terminate. AMI has agreed to issue to its securities attorney 500,000 common shares at par value for services rendered after its initial registration statement has gone effective.

On October 30, 2010, AMI entered into an agreement with High Speed Rail Facilities, Inc. Under the terms of the agreement, AMI will act as an agent and representative of High Speed Rail Facilities, Inc. to take actions necessary to secure the first and future phases of the financing applicable to the design, planning, engineering and related soft and hard costs of the construction of high speed rail and related activities. High Speed Rail Facilities, Inc. will be responsible for accepting, holding, administering, investing and disbursing funds obtained in connection with activities discussed above. The consulting fee will be 1.5 percent of the master bond indenture of $15 billion dollars.

In November 2011, AMI entered into agreements with High Speed Rail Facilities, Inc. and High Speed Rail Facilities Provider, Inc. to provide construction services and advisory services.

F-11

AMERI METRO, INC.

(FORMERLY YELLOWWOOD ACQUISITION CORPORATION)

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

APRIL 30, 2012

NOTE 12 – COMMITMENTS AND CONTINGENCIES (CONTINUED)

In July 2011, the Company signed a letter of intent with HSR Technologies, Inc. that HSR Technologies will provide to the Company exclusive use of DMU rail technologies and use of its know-how for manufacturing of train sets meeting the 49 CFR Part 238 compliant DMU in current revenue service that meets or exceeds new Federal Rail Administration (FRA) and American Public Transportation Association (APTA) structural safety specifications. The Company will pay HSR Technologies, Inc. a nonrefundable deposit of 250,000 common shares and 200,000 of preferred shares of the Company and sum of $25,000,000 cash 60 days after the Company becomes a listed company.

Additionally on December 1, 2010, Penndel Land Company (a related Party) assigned the contract rights related to a construction agreement entered into with Alabama Toll Facilities, Inc. No consideration was given in relation to the assignment of the contract rights. Under the terms of the agreement, GTI will provide development and construction services. GTI will also act as an agent and representative to take actions necessary to secure the first and future phases of the financing applicable to the design, planning, engineering and related soft and hard costs of the construction of a toll road in the state of Alabama and related activities. The face amount of the contract is $6 billion at cost plus 30 percent, plus 2 percent over the adjustment for the increase in inflation, but not less than such amount that will result in a profit of $1.8 billion. In addition, GTI will receive a fee of 2 percent of the funds generated through financing it secures for the project.

The Company reached an agreement with Penndel Land Company for consideration, which included a non-recourse payment from the Company to Penndel of 250,000 shares of preferred shares and 200,000 shares of common shares transferred to Penndel to be held in escrow with HSRF Trust until such time as the Company becomes listed. The Company is to pay sum of $6,000 trust administrative service fee to HSRF Trust. Ninety (90) days after the Company becomes listed, the Company will pay the initial sum of forty million dollars to Penndel and 250,000 shares of preferred shares and 200,000 shares of common shares will be released to Penndel. The further consideration (per phase) is to be paid as follows:

Payment to Penndel of two dollars and 13/100 ($2.13) per square foot of the right-of-way for construction of the roadway and for over pass air rights. Payment to Penndel of a sum equal to one dollar and 25/100 ($1.25) per square foot by one foot in height and sixty-nine cents ($0.69) per foot of height thereafter.

In the same agreement, the Company also secured additional construction contract for future phases adding an $8 billion dollar contract at cost plus 30 percent, plus 2 percent over the adjustment for the increase in inflation, but not less than such amount that will result in an additional profit of $2.4 billion. In addition GTI will receive a fee of 2 percent of the funds generated through financing it secures for the project.

In February 2011, the Company issued an offer letter to purchase a rebar plant for cash of $4,750,000 and an option to purchase management services to support the operations of the plant.

On March 1, 2011, the Company entered into a three month agreement with Transportation Economics & Management Systems, Inc. (TEMS) regarding consulting services in relation to the development of high-speed rail and other transportation projects by the Company. The agreement was subsequently extended until March 1, 2012. Compensation for services under the agreement may not exceed $135,408 unless otherwise authorized by a supplemental agreement.

F-12

AMERI METRO, INC.

(FORMERLY YELLOWWOOD ACQUISITION CORPORATION)

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

APRIL 30, 2012

NOTE 12 – COMMITMENTS AND CONTINGENCIES (CONTINUED)

In July 2011, the Company agreed to sell concession rights to build and operate development of Port Ostia, Port of De Claudius and KSJM airport. The Company also signed a letter of intent that calls for Port of Ostia to pay to the Company for concession rights the sum of $150,000,000, Port De Claudius to pay the Company $100,000,000, and KSJM airport to pay the Company $150,000,000.

On April 16, 2012 the Company issued 100,000 shares of common stock to a related party as earnest money in order to secure an exclusive licensing agreement involving two US patents. The full price of the licensing agreement is $8,000,000 per national licensing. The Company has until August 1, 2012 to exercise its exclusive rights under this agreement.

On April 16, 2012 the Company expressed an interest in purchasing 25% of three separate related entities by accepting the terms of a Memorandum of Understanding from those related entities. No consideration has been extending in the current period relating to these agreements. In the event that these contracts move forward, the Company will be committing to investing between $1,000,000 and $2,000,000 over the next 24 months into each of the three entities.

On April 18, 2012 the Company entered into an Opportunity License Agreement with two related parties. This agreement provides for the Company to invest cash into the related party”s construction projects in return for 25% equity ownership in each of those entities. In the event that these contracts move forward, the Company will be committing to investing between $1,000,000 and $2,000,000 over the next 24 months into each of the two entities.

As of April 30, 2012, all of the above companies would need to raise capital, either equity or debt or a combination of the two, in order to be able to perform on the contracts.

NOTE 13 – SUBSEQUENT EVENTS

On June 12, 2012, a simultaneous execution and closing was held under an Agreement and Plan of Reorganization (the Plan"), by and among Yellowwood Acquisition Corporation (the "Company" "us" "we"), James M Cassidy ( then president, secretary, and director) ("Cassidy"), James McKillop (then vice president and director) and Ameri Metro, Inc., a corporation organized under the laws of the State of Delaware ("Ameri Metro").

Under the Plan, Yellowwood redeemed 19,500,000 shares of the 20,000,000 outstanding shares of its common stock for $1,950. Simultaneously, Yellowwood issued 1,000,000 shares of common stock at par value for an aggregate of $100 representing 67% of the total outstanding stock. The Yellowwood stock is to be distributed to the then common stock holders of Ameri Metro in exchange for their holdings in that company on a pro rata basis so that Ameri Metro became a wholly owned subsidiary of the Company and the business of the Company is now the business of Ameri Metro. Mr. Cassidy and Mr. McKillop also resigned as officers and directors of the Company and Shah Mathias was elected as sole director, president secretary, and treasurer.

Aas part of the agreement, the Company agreed to file an amendment with the Secretary of State for Delaware to gain permission to change its name from Yellowwood Acquisition Corporation to Ameri Metro, Inc. In addition, the surviving Company has changed its fiscal year end from December 31 to July 31st.

In accordance with ASC 855-10, the Company has analyzed its operations subsequent to April 30, 2012 to the date these financial statements were issued, and has determined that it does not have any material subsequent events to disclose in these financial statements other than those described above.

F-13

AMERI METRO, INC.

(A DEVELOPMENT STAGE COMPANY)

CONSOLIDATED FINANCIAL STATEMENTS

JULY 31, 2011

AMERI METRO, INC.

(A DEVELOPMENT STAGE COMPANY)

JULY 31, 2011

Report of Independent Registered Public Accounting Firm	F-1

Consolidated Balance Sheets as of July 31, 2011 and 2010	F-2

Consolidated Statements of Operations for the year ended July 31, 2011 and for the periods from April 13, 2010 (date of inception) to July 31, 2011 and 2010	F-3

Consolidated Statement of Stockholder’s Deficit as of July 31, 2011	F-4

Consolidated Statements of Cash Flows for the year ended July 31, 2011 and for the periods from April 13, 2010 (date of inception) to July 31, 2011 and 2010	F-5

Notes to the Consolidated Financial Statements	F-6 - F-14

Silberstein Ungar, PLLC CPAs and Business Advisors

Phone (248) 203-0080

Fax (248) 281-0940

30600 Telegraph Road, Suite 2175

Bingham Farms, MI 48025-4586

www.sucpas.com

Report of Independent Registered Public Accounting Firm

To the Board of Directors of

Ameri Metro, Inc.

Red Lion, PA 17356

We have audited the accompanying consolidated balance sheets of Ameri Metro, Inc. as of July 31, 2011 and 2010, and the related consolidated statements of operations, stockholder’s deficit, and cash flows for the year ended July 31, 2011, and the periods from April 13, 2010 (date of inception) to July 31, 2011 and 2010. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Ameri Metro, Inc., as of July 31, 2011 and 2010 and the results of its operations and cash flows for the year ended July 31, 2011, and the periods from April 13, 2010 (date of inception) to July 31, 2011 and 2010, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that Ameri Metro, Inc. will continue as a going concern. As discussed in Note 9 to the consolidated financial statements, the Company has incurred losses from operations, has limited working capital, and is in need of additional capital to grow its operations so that it can become profitable. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans with regard to these matters are described in Note 9. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Silberstein Ungar, PLLC
Silberstein Ungar, PLLC

Bingham Farms, Michigan
February 22, 2012

F-1

AMERI METRO, INC.

(A DEVELOPMENT STAGE COMPANY)

CONSOLIDATED BALANCE SHEET

AS OF JULY 31, 2011 and 2010

	2011	2010
ASSETS
Current assets
Cash and cash equivalents	$1,907	$21

Other assets
Accounts receivable - other	3,143	-
Mortgage receivable	3,723,353	-
Accrued interest receivable	343,824	-
Deposits	15,000	-
Land	-	1,494,077
Total other assets	4,085,320	1,494,077

Total Assets	$4,087,227	$1,494,098

LIABILITIES AND STOCKHOLDER’S DEFICIT
Liabilities
Current liabilities
Accrued expenses	$58,457	$16,195
Loan payable – related party	100,000	60,000
Mortgage payable – related party	-	1,130,000
Accrued interest – related party	-	377,823
Total Liabilities	158,457	1,584,018

Stockholder’s Equity (Deficit)
Common stock, par value $.0001, 100,000,000 shares authorized, 10,681,431 shares issued and outstanding as of July 31, 2011 (10,000,000 – 2010)	1,068	1,000
Preferred stock, par value $.0001, 20,000,000 shares authorized, 450,000 shares issued and outstanding as of July 31, 2011 (0 – 2010)	45	-
Additional paid in capital	5,276,794	-
Deficit accumulated during the development stage	(1,349,137)	(90,920)
Total Stockholder’s Equity (Deficit)	3,928,770	(89,920)

Total Liabilities and Stockholder’s Equity (Deficit)	$4,087,227	$1,494,098

The accompanying notes are an integral part of these financial statements.

F-2

AMERI METRO, INC.

(A DEVELOPMENT STAGE COMPANY)

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JULY 31, 2011

FOR THE PERIOD FROM APRIL 13, 2010 (INCEPTION) TO JULY 31, 2010

FOR THE PERIOD FROM APRIL 13, 2010 (INCEPTION) TO JULY 31, 2011

	Year Ended July 31, 2011	Period from April 13, 2010 (Inception) to July 31, 2010	Period from April 13, 2010 (Inception) to July 31, 2011
REVENUES	$4,574	$0	$4,574

OPERATING EXPENSES
Professional fees	106,388	65,250	171,638
Real estate taxes	-	10,945	10,945
General & administrative expenses	14,495	979	15,474
TOTAL OPERATING EXPENSES	120,883	77,174	198,057

LOSS FROM OPERATIONS	(116,309)	(77,174)	(193,483)

OTHER INCOME (EXPENSE)
Interest income	343,824	-	343,824
Loss on foreclosure	(1,483,132)	-	(1,483,132)
Interest expense	(2,600)	(13,746)	(16,346)
Total other income (expense)	(1,141,908)	(13,746)	(1,155,654)

LOSS BEFORE PROVISION FOR INCOME TAXES	(1,258,217)	(90,920)	(1,349,137)

PROVISION FOR INCOME TAXES	-	-	-

NET LOSS	$(1,258,217)	$(90,920)	$(1,349,137)

BASIC AND DILUTED LOSS PER SHARE	$(.12)	$(.02)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING: BASIC AND DILUTED	10,179,232	5,454,545

The accompanying notes are an integral part of these financial statements.

F-3

AMERI METRO, INC.

(A DEVELOPMENT STAGE COMPANY)

CONSOLIDATED STATEMENT OF STOCKHOLDER’S DEFICIT

AS OF JULY 31, 2011

	Common Stock		Preferred Stock		Additional Paid in	Deficit Accumulated During the Development	Total Stockholder’s Equity
	Shares	Amount	Shares	Amount	Capital	Stage	(Deficit)

Inception, April 13, 2010	0	$0	0	$0	$0	$0	$0

Shares issued to founder for cash at par value	10,000,000	1,000	-	-	-	-	1,000

Net loss for the period ended July 31, 2010						(90,920)	(90,920)

Balance, July 31, 2010	10,000,000	1,000	0	0	0	(90,920)	(89,920)

Shares issued for services	67,083	7	-	-	-	-	7

Shares issued to related party for contract rights	200,000	20	250,000	25			45

Shares issued to related party under Letter of Interest	250,000	25	200,000	20			45

Shares issued to pay off mortgage and accrued interest	44,348	4			1,510,419		1,510,423

Shares issued to acquire mortgage receivable	120,000	12			3,722,641		3,722,653

Shareholder capital contribution					43,734		43,734

Net loss for the year ended July 31, 2011						(1,258,217)	(1,258,217)

Balance, July 31, 2011	10,681,431	$1,068	450,000	$45	$5,276,794	$(1,349,137)	$3,928,770

The accompanying notes are an integral part of these financial statements.

F-4

AMERI METRO, INC.

(A DEVELOPMENT STAGE COMPANY)

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEAR ENDED JULY 31, 2011

FOR THE PERIOD FROM APRIL 13, 2010 (INCEPTION) TO JULY 31, 2010

FOR THE PERIOD FROM APRIL 13, 2010 (INCEPTION) TO JULY 31, 2011

	Year Ended July 31, 2011	Period from April 13, 2010 (Inception) to July 31, 2010	Period from April 13, 2010 (Inception) to July 31, 2011
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss for the period	$(1,258,217)	$(90,920)	$(1,349,137)
Issuance of stock for services	97	-	97
Loss on foreclosure	1,483,132	-	1,483,132
Adjustments to reconcile net loss to net cash used in operating activities:
Account receivable - other	(3,143)	-	(3,143)
Accrued interest receivable	(343,824)	-	(343,824)
Accrued interest payable – related party	-	13,746	13,746
Accrued expenses	55,807	16,195	72,002
Cash flows used in operating activities	(66,148)	(60,979)	(127,127)

CASH FLOWS FROM FINANCING ACTIVITIES
Cash paid to acquire mortgage receivable	(700)	-	(700)
Issuance of common stock to founder for cash	-	1,000	1,000
Proceeds from related party loan	40,000	60,000	100,000
Shareholder capital contribution	43,734	-	43,734
Increase in deposits	(15,000)	-	(15,000)
Cash flows from financing activities	68,034	61,000	129,034

NET INCREASE IN CASH	1,886	21	1,907

CASH, BEGINNING OF PERIOD	21	0	0

CASH, END OF PERIOD	$1,907	$21	$1,907

SUPPLEMENTAL CASH FLOW INFORMATION:
Interest paid	$-	$-	$-
Income taxes paid	$-	$-	$-

SUPPLEMENTAL NON-CASH INVESTING AND FINANCING ACTIVITIES:
Land acquired through assumption of mortgage payable plus related accrued interest	$-	$1,494,077	$1,494,077
Issuance of stock to pay off mortgage and accrued interest	$1,510,423	$-	$1,510,423
Issuance of stock to acquire mortgage receivable	$3,722,653	$-	$3,722,653

The accompanying notes are an integral part of these financial statements.

F-5

AMERI METRO, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JULY 31, 2011

NOTE 1 – NATURE OF OPERATIONS

Ameri Metro, Inc. (“Ameri Metro” and the “Company”) was formed to engage primarily in high-speed rail for passenger and freight transportation and related transportation projects. The Company initially intends to develop a Midwest high-speed rail system for passengers and freight. Currently the Company is engaged in raising capital and entering into relationships in furtherance of its planned activities.

On December 1, 2010, the Company formed a wholly-owned subsidiary, Global Transportation & Infrastructure, Inc. (GTI). GTI was incorporated in the state of Delaware and was authorized to issue 100,000,000 shares of common stock with a par value of $.0001 and 20,000,000 shares of preferred stock with $.0001 stated value. GTI was formed to engage primarily in the construction of high-speed rail for passenger and freight transportation and related transportation projects for the Company.

Ameri Metro, Inc. and Global Transportation & Infrastructure, Inc. are referred to collectively as "the Company" in these consolidated financial statements.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

The consolidated financial statements present the financial position, results of operations and cash flows for Ameri Metro, Inc. and its wholly-owned subsidiary, Global Transportation & Infrastructure, Inc. Intercompany transactions and balances have been eliminated in consolidation.

The financial position, results of operations and cash flows as of, and for the period ended, July 31, 2011 include only the results of operations for AMI as GTI was not formed until December 1, 2010, and was inactive for the period from December 1, 2010 to July 31, 2011.

Development Stage Company

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles related to development-stage companies. A development-stage company is one in which planned principal operations have not commenced or if its operations have commenced, and there has been no significant revenues there from.

Accounting Basis

The Company uses the accrual basis of accounting and accounting principles generally accepted in the United States of America (“GAAP” accounting). The Company has adopted a July 31 fiscal year end.

Basis of Presentation

The financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States of America and are presented in US dollars.

Financial Instruments

The Company's financial instruments consist of cash and cash equivalents, accrued expenses, and a loan payable to a related party. The carrying amounts of these financial instruments approximate fair value due either to length of maturity or interest rates that approximate prevailing rates unless otherwise disclosed in these financial statements.

F-6

AMERI METRO, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JULY 31, 2011

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all short-term debt securities purchased with a maturity of three months or less to be cash equivalents.

Concentrations of Credit Risk

The Company maintains its cash in bank deposit accounts, the balances of which at times may exceed federally insured limits. The Company continually monitors its banking relationships and consequently has not experienced any losses in such accounts. The Company believes it is not exposed to any significant credit risk on cash and cash equivalents.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles of the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the year. Management bases its estimates on historical experience and on other assumptions considered to be reasonable under the circumstances. However, actual results may differ from the estimates.

Reclassifications

Certain amounts in the prior-year financial statements have been reclassified for comparative purposes to conform with the presentation in the current period statements.

Revenue Recognition

The Company has yet to realize significant revenues from operations and is still in the development stage.  The Company recognizes revenues when delivery of goods or completion of services has occurred provided there is persuasive evidence of an agreement, acceptance has been approved by its customers, the fee is fixed or determinable based on the completion of stated terms and conditions, and collection of any related receivable is collection is reasonably assured.

Income Taxes

Income taxes are computed using the asset and liability method. Under the asset and liability method, deferred income tax assets and liabilities are determined based on the differences between the financial reporting and tax bases of assets and liabilities and are measured using the currently enacted tax rates and laws. A valuation allowance is provided for the amount of deferred tax assets that, based on available evidence, are not expected to be realized. It is the Company’s policy to classify interest and penalties on income taxes as interest expense or penalties expense. As of November 30, 2011, there have been no interest or penalties incurred on income taxes.

Basic Income (Loss) Per Share

Basic income (loss) per share is calculated by dividing the Company’s net loss applicable to common shareholders by the weighted average number of common shares during the period. Diluted earnings per share is calculated by dividing the Company’s net income available to common shareholders by the diluted weighted average number of shares outstanding during the year. The diluted weighted average number of shares outstanding is the basic weighted number of shares adjusted for any potentially dilutive debt or equity. There are no such common stock equivalents outstanding as of July 31, 2011.

F-7

AMERI METRO, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JULY 31, 2011

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Dividends

The Company has not adopted any policy regarding payment of dividends. No dividends have been paid during the periods shown.

Stock-Based Compensation

The Company accounts for employee stock-based compensation in accordance with the guidance of FASB ASC Topic 718, Compensation – Stock Compensation which requires all share-based payments to employees, including grants of employee stock options, to be recognized in the financial statements based on their fair values.  The fair value of the equity instrument is charged directly to compensation expense and credited to additional paid-in capital over the period during which services are rendered.

The Company follows ASC Topic 505-50, formerly EITF 96-18, “Accounting for Equity Instruments that are Issued to Other than Employees for Acquiring, or in Conjunction with Selling Goods and Services,” for stock options and warrants issued to consultants and other non-employees.  In accordance with ASC Topic 505-50, these stock options and warrants issued as compensation for services provided to the Company are accounted for based upon the fair value of the services provided or the estimated fair market value of the option or warrant, whichever can be more clearly determined.   There has been no stock-based compensation issued to non-employees.

Recent Accounting Pronouncements

The Company does not expect the adoption of recently issued accounting pronouncements to have a significant impact on the Company’s results of operations, financial position or cash flow.

NOTE 3 – LAND

On June 24, 2010, the Company acquired approximately 50 acres of vacant land located in Cumberland County, Pennsylvania from a related party.

The Company took the deed from Rama Development LLC by deed in lieu of foreclosure. Rama Development LLC’s other lender foreclosed on the property without proper notice to the Company and due process. Management believes the foreclosure is erroneous.

As a result of the foreclosure of the real estate during the year ended July 31, 2011, land in the amount of $1,494,077 and related accrued real estate taxes of $10,945 were removed from the balance sheet.

NOTE 4 – MORTGAGE RECEIVABLE

On September 3, 2010, AMI acquired a security interest in a mortgage note receivable from a related party in exchange for 120,000 shares of AMI Company stock and $700 cash. The mortgage receivable had an outstanding principal balance due at the date of acquisition of $3,723,353. The Mortgage is secured by real property located in the state of Pennsylvania, bears interest at 10.5%. Full payment is due in January 2013; instalment payments are due per a schedule if and when parcels are sold prior to January 2013. Interest income accrued for the year ended July 31, 2011 was $343,824. No interest was received.

F-8

AMERI METRO, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JULY 31, 2011

NOTE 5 – RELATED PARTY TRANSACTIONS

A related party loaned funds to the Company to pay certain expenses. The loan is unsecured, non-interest bearing, and has no specific terms of repayment.

On June 24, 2010, Penndel Land Company (a related party through common ownership) transferred certain real estate located in Cumberland County, Pennsylvania along with a mortgage it held on the property and related accrued interest to the Company. Penndel took the deed in lieu of foreclosing on the original mortgagee. The mortgage carries an interest rate of 12%. The mortgage requires payment in full on December 15, 2010. The transaction was accounted for as an asset acquisition.

The land acquisition was recorded as follows:

Description	Amount
Land	$1,494,077
Mortgage payable	(1,130,000)
Accrued interest payable	(364,077)
Total	$0

The mortgage payable and accrued interest were paid in full in August 2010 by the issuance of 44,348 common shares.

The Company took the deed from Rama Development LLC by deed in lieu of foreclosure. Rama Development LLC’s other lender foreclosed on the property without proper notice to the Company and due process. Management believes the foreclosure is erroneous.

As a result of the foreclosure of the real estate during the year ended July 31, 2011, land in the amount of $1,494,077 and related accrued real estate taxes of $10,945 were removed from the balance sheet, and a foreclosure loss of $1,483,132 was reported.

As discussed in Note 4, on September 3, 2010 AMI acquired a security interest in a mortgage note receivable from a related party in exchange for 120,000 shares of AMI Company stock and $700 cash.

As discussed in Note 11, on December 1, 2010 a related party assigned contract rights related to a construction agreement with Alabama Toll Facilities, Inc. to the Company. In connection with this assignment, the Company issued 200,000 shares of common stock and 250,000 shares of preferred stock to the related party as consideration for exclusive contract rights.

As discussed in Note 11, on July 15, 2011 the Company entered into a letter of interest with a related party in exchange for 250,000 shares of common stock and 200,000 shares of preferred stock of the Company.

During the year, the Company recorded revenues totalling $4,574 for consulting fees from related parties.

NOTE 6 – LOAN PAYABLE – RELATED PARTY

A related party loaned funds to the Company to pay certain expenses. The loan is unsecured, non-interest bearing, and has no specific terms of repayment. The principal balance of the loan at July 31, 2011 was $100,000.

F-9

AMERI METRO, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JULY 31, 2011

NOTE 7 – MORTGAGE PAYABLE – RELATED PARTY

On June 24, 2010, Penndel Land Company (a related party through common ownership) transferred certain real estate located in Cumberland County, Pennsylvania along with a mortgage it held on the property and related accrued interest to the Company. Penndel took the deed in lieu of foreclosing on the original mortgagee. The mortgage carries an interest rate of 12%. The mortgage requires payment in full on December 15, 2010. Interest expense for the period ended July 31, 2010 was $13,746. No interest was paid. The mortgage payable and accrued interest were paid in full in August 2010 by the issuance of 44,348 common shares.

NOTE 8 – STOCKHOLDER’S EQUITY (DEFICIT)

AMI was incorporated on April 13, 2010 in Delaware with authorized capital of 1,500 shares of common stock with no stated par value. On April 30, 2010 the Company amended its Certificate of Incorporation to authorize 100,000,000 shares of common stock with a par value of .0001 per share and 20,000,000 of preferred stock with a par value of .0001 per share.

On June 2, 2010, 10,000,000 shares were issued to the founder at par value for cash of $1,000.

During the current fiscal year, the Company issued 67,083 shares of common stock for administrative services rendered to facilitate the formation of the Company.

On August 7, 2010, the Company issued 44,348 common shares to Penndel Land Company, a related party, as full payment on the $1,130,000 mortgage note payable and the $380,423 accrued interest payable.

On September 3, 2010, AMI acquired a security interest in a mortgage note receivable from a related party in exchange for 120,000 shares of AMI Company stock and $700 cash.

On July 22, 2011, AMI issued 200,000 shares of common stock and 250,000 shares of preferred stock to a related party as consideration for exclusive contract rights.

On July 22, 2011, the Company issued 250,000 shares of common stock and 200,000 shares of preferred stock under a letter of interest with a related party.

During the year ended July 31, 2011 a shareholder contributed $43,734 in cash as contributed capital.

NOTE 9 – LIQUIDITY AND GOING CONCERN

The Company has negative working capital, has incurred losses since inception, and has not yet received significant revenues from sales of products or services. The ability of Ameri Metro to continue as a going concern is dependent on the Company generating cash from the sale of its common stock and/or obtaining debt financing and attaining future profitable operations.

Management’s plans include selling its equity securities and obtaining debt financing to fund its capital requirement and ongoing operations; however, there can be no assurance the Company will be successful in these efforts. These factors create substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustment that might be necessary if the Company is unable to continue as a going concern.

F-10

AMERI METRO, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JULY 31, 2011

NOTE 10 – INCOME TAXES

For the period ended July 31, 2010, the Company has incurred net losses and, therefore, has no tax liability. The net deferred tax asset generated by the loss carry-forward has been fully reserved. The cumulative net operating loss carry-forward is approximately $1,349,000 at July 31, 2011, and will expire beginning in the year 2030.

The provision for Federal income tax consists of the following:

	July 31, 2011	July 31, 2010
Refundable Federal income tax attributable to:
Current Operations	$428,000	$31,000
Less: valuation allowance	(428,000)	(31,000)
Net provision for Federal income taxes	$0	$0

The cumulative tax effect at the expected rate of 34% of significant items comprising our net deferred tax amount is as follows:

	July 31, 2011	July 31, 2010
Deferred tax asset attributable to:
Net operating loss carryover	$459,000	$31,000
Valuation allowance	(459,000)	(31,000)
Net deferred tax asset	$0	$0

Due to the change in ownership provisions of the Tax Reform Act of 1986, the net operating loss carry forwards for Federal income tax reporting purposes are subject to annual limitations.

NOTE 11 – COMMITMENTS AND CONTINGENCIES

In July 2011, the Company entered into a lease agreement for the rental of office space. The terms of the agreement are month-to-month. Rental expense for the year ended July 31, 2011 was $500.

AMI entered into a joint venture on April 14, 2010 with Penndel Land Company (Penndel), a related party entity primarily owned by the Company’s Chief Executive Officer, whereby Penndel will be AMI's exclusive land developer, provider of financial services in connection with raising capital for the land development and provider of all requisite technology for the land development. As part of this joint venture, Penndel will receive a percentage of each class of shares in AMI in exchange for $10,000,000 of consulting services.

AMI entered into a contract on June 10, 2010 for the acquisition of the patents, rights, titles, and business of Damar Corporation LLC, the inventor/developer/manufacturer of Damar TruckDeck. The Damar TruckDeck is a flexible truck deck storage and organization system with an integrated frame allowing the cargo deck to be used as a hauling surface.

AMI shall receive all rights and title to the patents, the TruckDeck system, and all related assets for a purchase price of $750,000 payable as $500,000 cash and the remaining $250,000 payable in the form of 7,500 shares of AMI’s common stock. The cash portion is payable within 90 days of the successful completion of the registration as a publically traded company pursuant to the Securities Act of 1933.

F-11

AMERI METRO, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JULY 31, 2011

NOTE 11 – COMMITMENTS AND CONTINGENCIES (CONTINUED)

In addition, royalty payments equal to $2.50 for each unit sold from the items arising from the patent, including the Damar TruckDeck, for a period of five years. After five years, the parties will renegotiate the terms of the agreement. If no agreement can be reached, then the parties agree to extend the royalty payments for one additional year after which time all royalty payments will terminate.

AMI has agreed to issue to its securities attorney 500,000 common shares at par value for services rendered after its initial registration statement has gone effective.

On October 30, 2010, AMI entered into an agreement with High Speed Rail Facilities, Inc. Under the terms of the agreement, AMI will act as an agent and representative of High Speed Rail Facilities, Inc. to take actions necessary to secure the first and future phases of the financing applicable to the design, planning, engineering and related soft and hard costs of the construction of high speed rail and related activities. High Speed Rail Facilities, Inc. will be responsible for accepting, holding, administering, investing and disbursing funds obtained in connection with activities discussed above. The consulting fee will be 1.5 percent of the master bond indenture of $15 billion dollars.

In November 2011, AMI entered into agreements with High Speed Rail Facilities, Inc. and High Speed Rail Facilities Provider, Inc. to provide construction services and advisory services.

In July 2011, the Company signed a letter of intent with HSR Technologies, Inc. that HSR Technologies will provide to the Company exclusive use of DMU rail technologies and use of its know-how for manufacturing of train sets meeting the 49 CFR Part 238 compliant DMU in current revenue service that meets or exceeds new Federal Rail Administration (FRA) and American Public Transportation Association (APTA) structural safety specifications. The Company will pay HSR Technologies, Inc. a nonrefundable deposit of 250,000 common shares and 200,000 of preferred shares of the Company and sum of $25,000,000 cash 60 days after the Company becomes a listed company.

Additionally on December 1, 2010, Penndel Land Company (a related Party) assigned the contract rights related to a construction agreement entered into with Alabama Toll Facilities, Inc. No consideration was given in relation to the assignment of the contract rights. Under the terms of the agreement, GTI will provide development and construction services. GTI will also act as an agent and representative to take actions necessary to secure the first and future phases of the financing applicable to the design, planning, engineering and related soft and hard costs of the construction of a toll road in the state of Alabama and related activities. The face amount of the contract is $6 billion at cost plus 30 percent, plus 2 percent over the adjustment for the increase in inflation, but not less than such amount that will result in a profit of $1.8 billion. In addition, GTI will receive a fee of 2 percent of the funds generated through financing it secures for the project.

The Company reached an agreement with Penndel Land Company for consideration, which included a non-recourse payment from the Company to Penndel of 250,000 shares of preferred shares and 200,000 shares of common shares transferred to Penndel to be held in escrow with HSRF Trust until such time as the Company becomes listed. The Company is to pay sum of $6,000 trust administrative service fee to HSRF Trust. Ninety (90) days after the Company becomes listed, the Company will pay the initial sum of forty million dollars to Penndel and 250,000 shares of preferred shares and 200,000 shares of common shares will be released to Penndel. The further consideration (per phase) is to be paid as follows:

F-12

AMERI METRO, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JULY 31, 2011

NOTE 11 – COMMITMENTS AND CONTINGENCIES (CONTINUED)

Payment to Penndel of two dollars and 13/100 ($2.13) per square foot of the right-of-way for construction of the roadway and for over pass air rights. Payment to Penndel of a sum equal to one dollar and 25/100 ($1.25) per square foot by one foot in height and sixty-nine cents ($0.69) per foot of height thereafter.

In the same agreement, the Company also secured additional construction contract for future phases adding an $8 billion dollar contract at cost plus 30 percent, plus 2 percent over the adjustment for the increase in inflation, but not less than such amount that will result in an additional profit of $2.4 billion. In addition GTI will receive a fee of 2 percent of the funds generated through financing it secures for the project.

In February 2011, the Company issued an offer letter to purchase a rebar plant for cash of $4,750,000 and an option to purchase management services to support the operations of the plant.

On March 1, 2011, the Company entered into a three month agreement with Transportation Economics & Management Systems, Inc. (TEMS) regarding consulting services in relation to the development of high-speed rail and other transportation projects by the Company. The agreement was subsequently extended until March 1, 2012. Compensation for services under the agreement may not exceed $135,408 unless otherwise authorized by a supplemental agreement.

In July 2011, the Company agreed to sell concession rights to build and operate development of Port Ostia, Port of De Claudius and KSJM airport. The Company also signed a letter of intent that calls for Port of Ostia to pay to the Company for concession rights the sum of $150,000,000, Port De Claudius to pay the Company $100,000,000, and KSJM airport to pay the Company $150,000,000.

The Company advanced $449 to each of seven new entities to cover the costs of obtaining Certificates of Incorporation for these entities. This amount is reflected as another receivable on the Company’s balance sheet. These entities are expected to perform various services related to future projects of the Company.

NOTE 12 – SUBSEQUENT EVENTS

In September 2011, agreements were reached with Port Ostia, Inc., Port De Claudius, Inc. and KSJM Airport, Inc. having the effective date of July 2011 that calls for a closing date on or before Sept 2013. Under the agreements, the Company agreed to pay $449.00 for undiluted 25% ownership interests in Port Ostia, Inc., Port De Claudius, Inc. and KSJM Airport, Inc. In addition to ownership interest, the Company is accepting and reserving onto itself rights to be the on and off site horizontal and vertical construction contractor. Company and buyers agree that the Company is to perform services at cost plus 30% plus 2 percent over the adjustment for the increase in inflation.

In September 2011, Port of Ostia Inc. and Port De Claudius, Inc. signed a letter of intent with ISS Marine Services, Inc., a Division of Inchcape Shipping, an international company, as supplier for directing merchant marine traffic to Port De Claudius and air-cargo/merchant marine traffic to Port of Ostia.

Subsequent to July 31, 2011, the Company sold 500,000 shares of common stock for total proceeds of $98,650.

F-13

AMERI METRO, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JULY 31, 2011

NOTE 12 – SUBSEQUENT EVENTS (CONTINUED)

In accordance with ASC 855-10, the Company has analyzed its operations subsequent to the date these financial statements were issued, and has determined that it does not have any material subsequent events to disclose in these financial statements other than those described above.

F-14

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

On June 12, 2012, Yellowwood Acquisition Corporation completed a reverse acquisition with Ameri Metro, Inc. The following unaudited pro forma combined balance sheets and income statements are based on historical financial statements of the companies. The unaudited pro forma combined financial statements are provided for information purposes only. The pro forma financial statements are not necessarily indicative of what the financial position or results of operations actually would have been had the acquisition been completed at the dates indicated below. In addition, the unaudited pro forma combined financial statements do not purport to project the future financial position or operating results of the combined company. The unaudited pro forma combined financial information has been prepared in accordance with the rules and regulations of the Securities and Exchange Commission. For pro forma purposes:

•	The unaudited Pro Forma Combined Balance Sheets as of July 31, 2011 and December 31, 2011 combines the historical balance sheets of the companies as of the years ended July 31, 2011 and December 31, 2011, giving effect to the acquisition as if it had occurred at the beginning of the period.

•	The unaudited Pro Forma Combined Statements of Operations for the years ended July 31, 2011 and December 31, 2011 combines the historical income statements of the companies for the indicated period, giving effect to the acquisition as if it had occurred at the beginning of period.

•	The unaudited Pro Forma Combined Balance Sheets as of April 30, 2012 and March 31, 2012 combines the historical balance sheets of the companies as of those dates, giving effect to the acquisition as if it had occurred at the beginning of the period.

•	The unaudited Pro Forma Combined Statements of Operations for the nine months ended April 30, 2012 and for the three months ended March 31, 2012 combines the historical income statements of the companies for the indicated period, giving effect to the acquisition as if it had occurred at the beginning of the period.

These unaudited pro forma combined financial statements and accompanying notes should be read in conjunction with the separate audited financial statements of Yellowwood Acquisition Corporation and Ameri Metro, Inc. as of and for the years ended December 31, 2011 and July 31, 2011, respectively.

AMERI METRO, INC.

Pro Forma Combined Balance Sheets (Unaudited) as of July 31, 2011 and December 31, 2011	F-1

Pro Forma Combined Statements of Operations (Unaudited) for the years ended July 31, 2011 and December 31, 2011	F-2

Pro Forma Combined Balance Sheets (Unaudited) as of April 30, 2012 and March 31, 2012	F-3

Pro Forma Combined Statements of Operations (Unaudited) for the nine months ended April 30, 2012 and the three months ended March 31, 2012	F-4

Notes to the Pro Forma Adjustments (Unaudited)	F-5

AMERI METRO, INC.

PRO FORMA COMBINED BALANCE SHEETS (UNAUDITED)

AS OF JULY 31, 2011 AND DECEMBER 31, 2011

	Ameri Metro, Inc. July 31, 2011	Yellowwood Acquisition Corporation December 31, 2011		Pro Forma Adjustments	Total
ASSETS
Current Assets
Cash and cash equivalents	$1,907	$2,000	(a)	(1,950)	$1,957

Other Assets
Accounts receivable - other	3,143	-			3,143
Mortgage receivable	3,723,353	-			3,723,353
Accrued interest receivable	343,824	-			343,824
Deposits	15,000	-			15,000
Total Other Assets	4,085,320	-			4,085,320

Total Assets	$4,087,227	$2,000			$4,087,227

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Current Liabilities
Accrued expenses	$58,457	$400	(c)	(400)	$58,457
Loan payable – related party	100,000	-			100,000
Mortgage payable – related party	-	-			-
Accrued interest – related party	-	-			-
Total Liabilities	158,457	400			158,457

Stockholders’ Equity
Common stock	1,068	2,000	(a)	(1,950)	1,218
			(b)	100

Preferred stock	45	-			45
Additional paid in capital	5,276,794	943	(c)	(1,443)	5,276,694
			(c)	400

Deficit accumulated during the development stage	(1,349,137)	(1,343	) (b)	(100)	(1,349,137)
			(c)	1,443
Total Stockholders’ Equity	3,928,770	1,600			3,928,820

Total Liabilities and Stockholders’ Equity	$4,087,227	$2,000			$4,087,227

See accompanying Notes to the Pro Forma Adjustments.

F-1

AMERI METRO, INC.

PRO FORMA COMBINED STATEMENTS OF OPERATIONS (UNAUDITED)

FOR THE YEARS ENDED JULY 31, 2011 AND DECEMBER 31, 2011

	Ameri Metro, Inc. July 31, 2011	Yellowwood Acquisition Corporation December 31, 2011	Pro Forma Adjustments	Total

REVENUES	$4,574	$0		$4,574

OPERATING EXPENSES
Professional fees	106,388	-		106,388
Real estate taxes	-	-		-
General & administrative expenses	14,495	1,343 (b)	100	15,938
TOTAL OPERATING EXPENSES	120,883	1,343		122,326

LOSS FROM OPERATIONS	(116,309)	(1,343)		(117,752)

OTHER INCOME (EXPENSE)
Interest income	343,824	-		343,824
Loss on foreclosure	(1,483,132)	-		(1,483,132)
Interest expense	(2,600)	-		(2,600)
Total other income (expense)	(1,141,908)	-		(1,141,908)

LOSS BEFORE PROVISION FOR INCOME TAXES	(1,258,217)	(1,343)		(1,259,660)

PROVISION FOR INCOME TAXES	-	-		-

NET LOSS	$(1,258,217)	$(1,343)		$(1,259,660)

LOSS PER SHARE: BASIC AND DILUTED				$(.10)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING: BASIC AND DILUTED				12,667,421

See accompanying Notes to the Pro Forma Adjustments.

F-2

AMERI METRO, INC.

PRO FORMA COMBINED BALANCE SHEETS (UNAUDITED)

AS OF APRIL 30, 2012 AND MARCH 31, 2012

	Ameri Metro, Inc. April 30, 2012	Yellowwood Acquisition Corporation March 31, 2012		Pro Forma Adjustments	Total
ASSETS
Current Assets
Cash and cash equivalents	$10	$2,000	(a)	(1,950)	$60
Prepaid services	185	-			185
Prepaid employment fees	3,158	-			3,158
Total Current Assets	3,353	2,000			3,403

Office equipment, net of depreciation	880	-			880

Other Assets
Accounts receivable - other	3,143	-			3,143
Investment in intellectual property	1,320	-			1,320
Mortgage receivable	3,723,353	-			3,723,353
Accrued interest receivable	636,508	-			636,508
Deposits	15,000	-			15,000
Total Other Assets	4,379,324	-			4,379,324

Total Assets	$4,383,557	$2,000			$4,383,607

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Current Liabilities
Accrued expenses	$58,457	$-			$58,457
Loan payable – related party	100,000	-			100,000
Total Liabilities	158,457	-			158,457

Stockholders’ Equity
Common stock	1,214	2,000	(a)	(1,950)	1,364
			(b)	100

Preferred stock	45	-			45
Additional paid in capital	5,388,993	2,093	(c)	(2,193)	5,388,893
Stock subscription receivable	(47,000)	-			(47,000)
Deficit accumulated during the development stage	(1,118,152)	(2,093)	(b)	(100)	(1,118,152)
			(c)	2,193
Total Stockholders’ Equity	4,225,100	2,000			4,225,150

Total Liabilities and Stockholders’ Equity	$4,383,557	$2,000			$4,383,607

See accompanying Notes to the Pro Forma Adjustments.

F-3

AMERI METRO, INC.

PRO FORMA COMBINED STATEMENTS OF OPERATIONS (UNAUDITED)

FOR THE NINE MONTHS ENDED APRIL 30, 2012 AND THE THREE MONTHS ENDED MARCH 31, 2012

	Ameri Metro, Inc. Nine Months Ended April 30, 2012	Yellowwood Acquisition Corporation Three Months Ended March 31, 2012	Pro Forma Adjustments	Total

REVENUES	$34,238	$0		$34,238

OPERATING EXPENSES
Professional fees	3,773	-		3,773
Directors fees	8,400	-		8,400
Depreciation	155	-		155
General & administrative expenses	83,609	750 (b)	100	84,459
TOTAL OPERATING EXPENSES	95,937	750		96,787

LOSS FROM OPERATIONS	(61,699)	(750)		(62,549)

OTHER INCOME (EXPENSE)
Interest income	292,684	-		292,684
Total other income (expense)	292,684	-		292,684

INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES	230,985	(750)		230,135

PROVISION FOR INCOME TAXES	-	-		-

NET LOSS	$230,985	$(750)		$230,135

LOSS PER SHARE: BASIC AND DILUTED				$.02

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING: BASIC AND DILUTED				12,667,421

See accompanying Notes to the Pro Forma Adjustments.

F-4

AMERI METRO, INC.

NOTES TO THE PRO FORMA ADJUSTMENTS (UNAUDITED)

(a)	Redemption of 19,500,000 common shares of Yellowwood for $1,950 on April 17, 2012.

(b)	Issuance of 1,000,000 common shares by Yellowwood on April 18, 2012 to transfer control of entity.

(c)	Merger of Yellowwood and Ameri Metro on June 12, 2012. 12,667,421 common shares of Yellowwood exchanged one-for-one for 100% of the outstanding common shares of Ameri Metro and 450,000 preferred shares of Yellowwood exchanged one-for-one for 100% of the outstanding preferred shares of Ameri Metro.

F-5